As filed with the Securities and Exchange Commission on May 28, 2020
Securities Act Registration No. 333-238518
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM N-2
___________________________________
☒ Registration Statement under the Securities Act of 1933
☒ Pre-Effective Amendment No.1
☐ Post-Effective Amendment No.
and/or
☐ Registration Statement Under the Investment Company Act of 1940
☐ Amendment No.
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Apollo Investment Corporation
(Exact Name of Registrant as Specified in the Charter)
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9 West 57th Street
New York, NY 10019
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (212) 515-3450
Joseph D. Glatt
Isabelle Gold
c/o Apollo Investment Corporation
9 West 57th Street
New York, NY 10019
(Name and Address of Agent for Service)
______________________________________
Copies to:
David W. Blass, Esq.
Ryan P. Brizek, Esq.
Steven Grigoriou, Esq.
Simpson Thacher & Bartlett LLP
900 G Street, N.W.

Washington, DC 20001
(202) 636-5500
________________________________
Approximate date of proposed public offering:
From time to time after the effective date of this Registration Statement
______________________________
If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with dividend or interest reinvestment plans, check the following box ☒
It is proposed that this filing will become effective (check appropriate box):
☐ when declared effective pursuant to section 8(c)
If appropriate, check the following box:
☐ This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐ This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933 and the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering is.
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price(1)(2)	Amount of Registration Fee(1)
Common Stock, $0.001 par value per share(2)(3)
Preferred Stock, $0.001 par value per share(2)
Warrants(4)
Debt Securities(5)
Units(6)
Subscription Rights(2)
Purchase Contracts(7)
Total(8)			$1,500,000,000(8)	$174,300(1)(9)

(1)
There is being registered hereunder an indeterminate initial offering price or number of common stock, preferred stock, warrants, debt securities, units, subscription rights or purchase contracts of the Registrant as may from time to time be issued at currently indeterminable prices and as may be issuable upon conversion, redemption, repurchase, exchange or exercise of any securities registered hereunder, including under any applicable anti-dilution provisions. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this registration statement. Prior to the initial filing of this registration statement, $1,045,720,000 aggregate principal amount of securities remained registered and unsold pursuant to Registration Statement No. 333-189817, which was initially filed by the Registrant on July 5, 2013, and Registration Statement No. 333-236675, which was filed by the Registrant on February 27, 2020. Pursuant to Rule 457(p), $142,637 of the total filing fee of $174,300 required in connection with the initial registration of $1,500,000,000 aggregate principal amount of securities under the Registration Statement No. 333-205660 was offset against the $142,637 filing fee associated with the unsold securities registered under Registration Statement No. 333-189817, and an additional

$31,663 was paid in connection with the filing of the Registration Statement No. 333-205660. No sales were made under Registration Statement No. 333-205660 or Registration Statement No. 333-236675.

(2)
Subject to Note 8 below, there is being registered hereunder an indeterminate principal amount of common stock or preferred stock, or subscription rights to purchase shares of common stock as may be sold, from time to time separately or as units in combination with other securities registered hereunder.

(3)
Includes such indeterminate number of shares of common stock as may, from time to time, be issued upon conversion or exchange of other securities registered hereunder, to the extent any such securities are, by their terms, convertible or exchangeable for common stock.

(4)
Subject to Note 8 below, there is being registered hereunder an indeterminate principal amount of warrants as may be sold, from time to time, representing rights to purchase common stock, preferred stock or debt securities.

(5)
Subject to Note 8 below, there is being registered hereunder an indeterminate principal amount of debt securities as may be sold, from time to time. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $1,500,000,000.

(6)
Subject to Note 8 below, there is being registered hereunder an indeterminate principal amount of units issuable upon conversion or exchange of securities registered hereunder to the extent any such securities, are, by their terms convertible into or exchangeable for units, including upon the exercise of warrants or delivery upon settlement of purchase contracts. Each unit may consist of a combination of any two or more of the securities being registered hereby or debt obligations of third parties, including U.S. Treasury securities.

(7)
Subject to Note 8 below, there is being registered hereunder an indeterminate principal amount of purchase contracts issuable upon conversion or exchange of securities registered hereunder to the extent any such securities are, by their terms convertible into or exchangeable for purchase contracts. Each purchase contract obligates the registrant to sell, and the holder thereof to purchase, an indeterminate number of debt securities, common stock, preferred stock or other securities registered hereunder.

(8)	In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $1,500,000,000

(9)	Previously paid.
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer and sale is not permitted.

PRELIMINARY PROSPECTUS SUBJECT TO COMPLETION MAY 28, 2020
Common Stock
Preferred Stock
Debt Securities
Units
Subscription Rights
Purchase Contracts
Warrants
Apollo Investment Corporation is a closed-end, externally managed, non-diversified management investment company that has elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, or 1940 Act. Our investment objective is to generate current income and capital appreciation. We invest primarily in various forms of debt investments including secured and unsecured debt, loan investments and/or equity in private middle market companies. We may also invest in the securities of public companies and structured products such as collateralized loan obligations and credit-linked notes. We fund a portion of our investment with borrowed money, a practice commonly known as leverage. We can offer no assurances that we will continue to achieve our objective.
Apollo Investment Management, L.P., a wholly-owned subsidiary of Apollo Global Management, Inc., a leading global alternative investment manager, serves as our investment adviser. Apollo Investment Administration, LLC provides the administrative services necessary for us to operate.
We may offer, from time to time, in one or more offerings, together or separately, our common stock, preferred stock, debt securities, units, subscription rights, purchase contracts or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to, collectively, as the “securities.” The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus, or any free writing prospectuses that we have authorized to use in connection with a specific offering. In the event we offer common stock, the offering price per share of our common stock exclusive of any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our voting securities and approval of our Board of Directors or (3) under such circumstances as the Securities and Exchange Commission or SEC may permit.
Our common stock is quoted on The Nasdaq Global Select Market under the symbol “AINV.” The last reported closing price for our common stock on May 18, 2020 was $8.84 per share.

Investing in our securities involves a high degree of risk and is highly speculative. Before buying any securities, you should read the discussion of the material risks of investing in our securities in “Risk Factors” on page 8 of this prospectus or otherwise incorporated by reference herein, and included or incorporated by reference into the applicable prospectus supplement and in any related free writing prospectuses that we have authorized for use in connection with a specific offering, and under similar headings in the other documents that are incorporated by reference into this prospectus.
This prospectus, and the accompanying prospectus supplement and any related free writing prospectus, contains important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. This prospectus describes some of the general terms that may apply to an offering of our securities. We will provide the specific terms of these offerings and securities in one or more supplements to this prospectus. We may also authorize one or more free writing prospectuses to be provided to you in connection with these offerings. The prospectus supplement and any related free writing prospectus may also add, update, or change information contained in this prospectus. You should carefully read this prospectus, the applicable prospectus supplement, and any related free writing prospectus, and the documents incorporated by reference before you invest in our securities. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. We maintain a website at www.apolloic.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available on or through our website. Information on our website is not incorporated into or a part of this prospectus or any related prospectus supplement or free writing prospectus. You may also obtain such information, free of charge, and make shareholder inquiries by contacting us at 9 West 57th Street, New York, New York 10019, Attention: Investor Relations, or by calling us collect at (212) 515-3450. The SEC also maintains a website at http://www.sec.gov that contains such information.
We invest in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. These securities, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.
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The date of this Prospectus is , 2020.

We are responsible for the information included or incorporated by reference in this prospectus, any prospectus supplement or in any free writing prospectus prepared by or on behalf of us or to which we have referred to you. We have not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information included or incorporated by reference in this prospectus or any prospectus supplement or in any such free writing prospectus is accurate as of any date other than their respective dates. Our business, financial condition, results of operations, cash flows and prospects may have changed since that date.

i

INCORPORATION BY REFERENCE
This prospectus is part of a registration statement that we have filed with the SEC. Pursuant to the SBCAA, we are allowed to “incorporate by reference” the information that we file with the SEC, which means we can disclose important information to you by referring you to those documents. We incorporate by reference into this prospectus the documents listed below and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, including any filings on or after the date of this prospectus from the date of filing (excluding any information furnished, rather than filed), until we have sold all of the offered securities to which this prospectus relates or the offering is otherwise terminated. The information incorporated by reference is an important part of this prospectus. Any statement in a document incorporated by reference into this prospectus will be deemed to be automatically modified or superseded to the extent a statement contained in (1) this prospectus or (2) any other subsequently filed document that is incorporated by reference into this prospectus modifies or supersedes such statement. The documents incorporated by reference herein include:

•	[our Annual Report on Form 10-K for the year ended [ ] filed with the SEC on [ ] (the “Annual Report on Form 10-K”)];

•
our Current Reports on Form 8-K filed with the SEC on May 31, 2019; July 22, 2019; August 6, 2019; August 9, 2019; September 30, 2019; December 4, 2019; January 3, 2020; March 13, 2020; March 19, 2020; and March 26, 2020;

•	our definitive Proxy Statement on Schedule 14A filed with the SEC on June 19, 2019 (to the extent explicitly incorporated by reference into our Annual Report Form 10-K); and

•
the description of our common stock contained in our Registration Statement on Form 8-A (File No. 000-50578) filed with the SEC on February 6, 2004, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering registered hereby.

To obtain copies of these filings, see “Available Information.” We will also provide without charge to each person, including any beneficial owner, to whom this prospectus is delivered, upon written or oral request, a copy of any and all of the documents that have been or may be incorporated by reference in this prospectus. You should direct requests for documents by writing to:
Joseph D. Glatt
Isabelle Gold
c/o Apollo Investment Corporation
9 West 57th Street
New York, NY 10019
Phone number: (212) 515-3450

ii

ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement that we have filed with the SEC, using the “shelf” registration process as a “well-known seasoned issuer,” as defined in Rule 405 under the Securities Act. Under the shelf registration process, we may offer, from time to time our common stock, preferred stock, debt securities, units, subscription rights, purchase contracts or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on the terms to be determined at the time of the offering. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement and any related free writing prospectus that will contain specific information about the terms of that offering. We may also authorize one or more free writing prospectuses to be provided to you that may contain material information relating to that offering. The prospectus supplement or free writing prospectus may also add, update or change information contained in this prospectus or in the documents we have incorporated by reference into this prospectus. This prospectus, together with the applicable prospectus supplement, any related free writing prospectus, and the documents incorporated by reference into this prospectus and the applicable prospectus supplement will serve as the prospectus relating to the applicable offering. Before buying any of the securities being offered, please carefully read this prospectus, the applicable prospectus supplement, and any related free writing prospectus, together with the additional information described under the headings “Incorporation by Reference,” “Available Information” and “Risk Factors” before you make an investment decision. The information contained or incorporated by reference in this prospectus is accurate of their respective dates. Our financial condition, results of operations and prospectus may have changed since those dates.

iii

PROSPECTUS SUMMARY
This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information incorporated by reference or included in this prospectus and the applicable prospectus supplement and any related free writing prospectus. In this prospectus, except where the context suggests otherwise, the terms “we,” “us,” “our,” “Company” and “Apollo Investment” refer to Apollo Investment Corporation; “Apollo Investment Management,” “AIM” or “Investment Adviser” refers to Apollo Investment Management, L.P.; “Apollo Administration” or “AIA” refers to Apollo Investment Administration, LLC; and “Apollo” refers to the affiliated companies of Apollo Investment Management, L.P.
APOLLO INVESTMENT
Apollo Investment Corporation, a Maryland corporation organized on February 2, 2004, is a closed-end, externally managed, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). In addition, for tax purposes we have elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). We commenced operations on April 8, 2004 upon completion of our initial public offering that raised $870 million in net proceeds from selling 62 million shares of common stock at a price of $15.00 per share (20.7 million shares at a price of $45.00 per share adjusted for the one-for-three reverse stock split). Since then, and through December 31, 2019, we have raised approximately $2.21 billion in net proceeds from additional offerings of common stock and we have repurchased common stock for an aggregate amount of $208.1 million.
Our investment objective is to generate current income and capital appreciation. We invest primarily in various forms of debt investments, including secured and unsecured debt, loan investments and/or equity in private middle-market companies. We may also invest in the securities of public companies and in structured products and other investments such as collateralized loan obligations (“CLOs”) and credit-linked notes (“CLNs”). A CLO is a form of securitization in which the cash flows of a portfolio of loans are pooled and passed on to different classes of owners in various tranches. A CLN is a note where the payment of principal and/or interest is based on the performance of one or more debt obligations. CLNs are not securitizations.
Our portfolio is comprised primarily of investments in debt, including secured and unsecured debt of private middle-market companies that, in the case of senior secured loans, generally are not broadly syndicated and whose aggregate tranche size is typically less than $250 million. Our portfolio also includes equity interests such as common stock, preferred stock, warrants or options. In this prospectus, we use the term “middle-market” to refer to companies with annual revenues between $50 million and $2 billion. While we primarily invest in investments in U.S. secured and unsecured loans, other debt securities and equity, we may also invest a portion of the portfolio in other investment opportunities, including foreign securities and structured products. Most of the debt instruments we invest in are unrated or rated below investment grade, which is often an indication of size, credit worthiness and speculative nature relative to the capacity of the borrower to pay interest and principal. Generally, if the Company’s unrated investments were rated, they would be rated below investment grade. These securities, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.
During the year ended March 31, 2019, we invested $1.3 billion across 42 new and 46 existing portfolio companies primarily through a combination of primary and secondary debt investments. This compares to $1.0 billion across 39 new and 28 existing portfolio companies during the year ended March 31, 2018. Investments sold or repaid during the year ended March 31, 2019 totaled $1.1 billion versus $1.2 billion during the year ended March 31, 2018.
The weighted average yields on our secured debt portfolio, unsecured debt portfolio, total debt portfolio and total portfolio as of December 31, 2019 at our current cost basis were 9.1%, 0.0%, 9.1% and 8.6%, respectively. As of March 31, 2019, the yields were

10.2%, 0.0%, 10.2% and 9.6%, respectively. As of March 31, 2018, the yields were 10.7%, 11.3%, 10.7% and 9.6%, respectively. The portfolio yields may be higher than an investor’s yield on an investment in us due to sales load and other expenses. For the years ended March 31, 2019 and March 31, 2018, the total return based on the change in market price per share and taking into account dividends and distributions, if any, reinvested in accordance with the dividend reinvestment plan was 8.3% and (12.1)%, respectively. Such returns do not reflect any sales load that stockholders may have paid in connection with their purchase of shares of our common stock.
As of December 31, 2019, our portfolio consisted of 151 portfolio companies and was invested 92% in secured debt, 0% in unsecured debt, 0% in structured products and other, 1% in preferred equity, and 7% in common equity/interests and warrants measured at fair value. As of March 31, 2019, our portfolio consisted of 113 portfolio companies and was invested 89% in secured debt, 0% in unsecured debt, 2% in structured products and other, 1% in preferred equity, and 8% in common equity/interests and warrants measured at fair value. As of March 31, 2018, our portfolio consisted of 90 portfolio companies and was invested 82% in secured debt, 5% in unsecured debt, 3% in structured products and other, 1% in preferred equity, and 9% in common equity/interests and warrants measured at fair value.
Since the initial public offering of Apollo Investment in April 2004 and through December 31, 2019, invested capital totaled $20.8 billion in 529 portfolio companies. Over the same period, Apollo Investment completed transactions with more than 100 different financial sponsors.
As of December 31, 2019, 0% or $0.0 billion of our debt portfolio is fixed rate debt and 100% or $2.2 billion is floating rate debt, measured at fair value. On a cost basis, 0% or $0.0 billion of our debt portfolio is fixed rate debt and 100% or $2.3 billion is floating rate debt. As of March 31, 2019, 0% or $0.0 billion of our debt portfolio was fixed rate debt and 100% or $1.5 billion was floating rate debt, measured at fair value. On a cost basis, 0% or $0.0 billion of our debt portfolio was fixed rate debt and 100% or $1.5 billion was floating rate debt. As of March 31, 2018, 8% or $0.1 billion of our debt portfolio was fixed rate debt and 92% or $1.2 billion was floating rate debt, measured at fair value. On a cost basis, 8% or $0.1 billion of our debt portfolio was fixed rate debt and 92% or $1.2 billion was floating rate debt. The interest rate type information is calculated using the Company’s corporate debt portfolio and excludes aviation, oil and gas, structured credit, renewables, shipping, commodities and investments on non-accrual status.
ABOUT APOLLO INVESTMENT MANAGEMENT
Apollo Investment Management, L.P. is our investment adviser and an affiliate of Apollo Global Management, Inc. and its consolidated subsidiaries (“AGM”). The Investment Adviser, subject to the overall supervision of our Board of Directors, manages the day-to-day operations of, and provides investment advisory services to the Company. AGM and other affiliates manage other funds that may have investment mandates that are similar, in whole or in part, with ours. AIM and its affiliates may determine that an investment is appropriate both for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, AIM may determine that we should invest on a side-by-side basis with one or more other funds. We make all such investments subject to compliance with applicable regulations and interpretations, and our allocation procedures. Certain types of negotiated co-investments may be made only in accordance with the terms of the exemptive order we received from the SEC permitting us to do so.
AIM is led by John Hannan, Howard Widra, Patrick Ryan and Tanner Powell. Potential investment and disposition opportunities are generally approved by one or more committees composed of personnel across AGM, including Messrs. Widra, Ryan and Powell, by all or a majority of Messrs. Widra, Ryan or Powell depending on the underlying investment type and/or the amount of such investment. The composition of such committees and the overall approval process for the Company’s investments may change from time to time. AIM draws upon AGM’s more than 28 year history and benefits from the broader firm’s significant capital markets, trading and research expertise developed through investments in many core sectors in over 200 companies since inception.

ABOUT APOLLO INVESTMENT ADMINISTRATION
Apollo Investment Administration, LLC, an affiliate of AGM, provides, among other things, administrative services and facilities for the Company. In addition to furnishing us with office facilities, equipment, and clerical, bookkeeping and recordkeeping services, AIA also oversees our financial records as well as prepares our reports to stockholders and reports filed with the SEC. AIA also performs the calculation and publication of our net asset value, the payment of our expenses and oversees the performance of various third-party service providers and the preparation and filing of our tax returns. Furthermore, AIA provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance.
OPERATING AND REGULATORY STRUCTURE
Our investment activities are managed by AIM and supervised by our Board of Directors, a majority of whom are independent of AGM and its affiliates. AIM is an investment adviser that is registered under the Investment Advisers Act of 1940 (as amended (the “Advisers Act”). Under our investment advisory management agreement, we pay AIM an annual base management fee based on our average gross assets as well as an incentive fee. [See “Business—Investment Advisory Management Agreement” in our most recent Annual Report on Form 10-K, which is incorporated by reference into this prospectus.]
As a BDC, we are required to comply with certain regulatory requirements. Also, while we are permitted to finance investments using debt, our ability to use debt is limited in certain significant respects. See “Regulation.” We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. For more information, see “Certain U.S. Federal Income Tax Considerations.”
DETERMINATION OF NET ASSET VALUE
The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of our total assets minus our liabilities by the total number of our shares outstanding.
In calculating the value of our total assets, we value investments for which market quotations are readily available at such market quotations if they are deemed to represent fair value. Market quotations may be deemed not to represent fair value in certain circumstances where AIM believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security causes current market quotes to not reflect the fair value of the security. Examples of these events could include cases in which material events are announced after the close of the market on which a security is primarily traded, when a security trades infrequently causing a quoted purchase or sale price to become stale or in the event of a “fire sale” by a distressed seller. Debt and equity securities that are not publicly traded or whose market price is not readily available or whose market quotations are not deemed to represent fair value are valued at fair value as determined in good faith by, or under the direction of, our Board of Directors pursuant to a written valuation policy and a consistently applied valuation process utilizing the input of our Investment Adviser, independent valuation firms, and the Audit Committee. Because there is no readily available market value for a significant portion of the investments in our portfolio, we value these portfolio investments at fair value as determined in good faith by, or under the direction of, the Board of Directors.
Due to the inherent uncertainty of determining the fair value of our investments, the value of our investments may differ significantly from the values that would have been used had a readily available market existed for such investments, and the differences could be material. Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current accounting standards, the notes to our financial statements incorporated by reference in this prospectus, refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements. For more information, see “Determination of Net Asset Value.”

USE OF PROCEEDS
Unless otherwise specified in a prospectus supplement or a free writing prospectus we have authorized for use in connection with a specific offering, we intend to use the net proceeds from the sale of our securities pursuant to this prospectus for general corporate purposes, which include investing in portfolio companies in accordance with our investment objective and strategies and repaying indebtedness incurred under our senior credit facility.
We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus will be used for the above purposes within two years, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. Our portfolio is comprised primarily of investments in debt, including debt of private middle market companies that, in the case of senior secured loans, generally are not broadly syndicated and whose aggregate tranche size is typically less than $250 million. Our portfolio also includes equity interests such as common stock, preferred stock, warrants or options. Pending such investments, we will use the net proceeds of an offering to invest in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment, to reduce then-outstanding obligations under our credit facility or for other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. For more information, see “Use of Proceeds.”
DISTRIBUTIONS ON COMMON STOCK
We intend to continue to pay dividends or make other distributions on a quarterly basis to our common stockholders, however, we may not be able to maintain the current level of distribution payments, due to including, but not limited to, regulatory requirements. Our quarterly distributions, if any, will be determined by our Board of Directors. We expect that our distributions to stockholders generally will be from accumulated net investment income and from net realized capital gains, as applicable, although a portion may represent a return of capital. [For more information, see “Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity and Securities—Distributions” in our most recent Annual Report on Form 10-K, which is incorporated by reference into this prospectus.]
DIVIDENDS ON PREFERRED STOCK
We may issue preferred stock from time to time, although we have no immediate intention to do so. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash dividends at an annual rate that will be fixed or will vary for the successive dividend periods for each series. In general, the dividend periods for fixed rate preferred stock will be quarterly.
DIVIDEND REINVESTMENT PLAN
We have adopted an “opt-out” dividend reinvestment plan that provides for reinvestment of our dividend distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our Board of Directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends. A registered stockholder must notify our transfer agent in writing in order to “opt-out” of the dividend reinvestment plan. For more information, see “Dividend Reinvestment Plan.”
PLAN OF DISTRIBUTION
We may offer, from time to time our common stock, preferred stock, debt securities, units, subscription rights, purchase contracts or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of the offering.

Securities may be offered at prices and on terms described in one or more supplements to this prospectus directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated.
We may not sell securities pursuant to this prospectus without delivering a prospectus supplement and any related free writing prospectus describing the method and terms of the offering of such securities. For more information, see “Plan of Distribution.”
CONTINUED USE OF LEVERAGE
The availability of leverage depends upon the economic environment. Given current market conditions, there can be no assurance that we will be able to utilize leverage as anticipated, if at all, and we may determine or be required to reduce or eliminate our leverage over time. The current global economic environment, the potential systemic risk arising from illiquidity and rapid de-leveraging in the financial system at large may continue to contribute to market volatility and may have long-term effects on the U.S. and international financial markets. We cannot predict how long the financial markets and economic environment will continue to be affected by these events and cannot predict the effects of these or similar events. On April 4, 2018, our Board of Directors, including a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Board, approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act. As a result, effective on April 4, 2019, our asset coverage requirement applicable to senior securities was reduced from 200% to 150%
OUR CORPORATE INFORMATION
Our administrative and principal executive offices are located at 3 Bryant Park, New York, NY 10036 and 9 West 57th Street, New York, NY 10019, respectively. Our common stock is quoted on The Nasdaq Global Select Market under the symbol “AINV.” Our Internet website address is www.apolloic.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be part of this prospectus.

FEES AND EXPENSES
The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly based upon the assumptions set forth below. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Apollo Investment,” or that “we” will pay fees or expenses, common stockholders will indirectly bear such fees or expenses as investors in Apollo Investment.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—%	(1)
Offering expenses (as a percentage of offering price)	—%	(2)
Dividend reinvestment plan expenses	—%	(3)
Total common stockholder transaction expenses (as a percentage of offering price)	None
Annual expenses (as percentage of net assets attributable to common stock) (4):
Management fees	3.16%	(5)
Incentive fees payable under investment advisory management agreement	2.28%	(6)
Interest and other debt expenses on borrowed funds	5.70%	(7)
Other expenses	1.31%	(8)
Total annual expenses	12.44%	(9)
Example
The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These dollar amounts are based upon the assumption that our annual operating expenses (other than performance-based incentive fees) and leverage would remain at the levels set forth in the table above. Transaction expenses are not included in the following example. In the event that shares of our common stock to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement and any related free writing prospectus will restate this example to reflect the applicable sales load.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$99	$282	$447	$789
While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Assuming a 5% annual return, the incentive fee under the investment advisory management agreement may not be earned or payable and is not included in the example. This illustration assumes that we will not realize any capital gains computed net of all realized capital losses and gross unrealized capital depreciation in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.
Assuming, however, that the incentive fee on pre-incentive fee net investment income under the investment advisory management agreement is earned and payable, the following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$120	$333	$516	$867

These examples and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown.

(1)
In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement and any related free writing prospectus will disclose the applicable sales load.

(2)
The related prospectus supplement and any related free writing prospectus will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)	The expenses of the dividend reinvestment plan per share are included in “Other expenses.”

(4)	“Net assets attributable to common stock” equals average net assets for the nine month period ended December 31, 2019.

(5)
Assumes management fees earned by our Investment Adviser, AIM, remain consistent with our current fee structure adjusted for new debt and equity issuances, if applicable. Calculated based on the annualized nine month average of gross assets for the nine month period ended December 31, 2019.

Effective April 1, 2018, the base management fee is calculated initially at an annual rate of 1.50% (0.375% per quarter) of the lesser of (i) the average of the value of the Company’s gross assets (excluding cash or cash equivalents but including other assets purchased with borrowed amounts) at the end of each of the two most recently completed calendar quarters and (ii) the average monthly value (measured as of the last day of each month) of the Company’s gross assets (excluding cash or cash equivalents but including other assets purchased with borrowed amounts) during the most recently completed calendar quarter; provided, however, in each case, the base management fee is calculated at an annual rate of 1.00% (0.25% per quarter) of the average of the value of the Company’s gross assets (excluding cash or cash equivalents but including other assets purchased with borrowed amounts) that exceeds the product of (A) 200% and (B) the value of the Company’s net asset value at the end of the prior calendar quarter. [For more detailed information about our computation of average total assets, please see Note 3 of our financial statements incorporated by reference in this prospectus, for the fiscal year ended [ ].]
On January 16, 2019, we entered into a fee offset agreement with AIM in connection with revenue realized by AIM and its affiliates for the management of certain aircraft assets. We will receive an offsetting credit against total incentive fees otherwise due to AIM under the investment advisory management agreement. The amount offset will initially be 20% of the management fee revenue earned and incentive fee revenue realized by AIM and its affiliates in connection with managing aircraft assets on related insurance balance sheets (“New Balance Sheet Investments”), new aircraft managed account capital (“New Managed Accounts”) and new dedicated aircraft funds (“New Aircraft Funds”). Once the aggregate capital raised by New Aircraft Funds or New Managed Accounts and capital invested by the New Balance Sheet Investments exceeds $3 billion cumulatively, the fee offset will step down to 10%

of the amount of incremental management fee revenue earned and incentive fee revenue realized by AIM and its affiliates. The fee offset will be in place for seven years, however the incentive fees realized by AIM and its affiliates after this seven-year period from applicable investments that were raised or made within the seven-year period will also be used to offset incentive fees payable to AIM by us. The offset will be limited to the amount of incentive fee payable by us to AIM and any unapplied fee offset which exceeds the incentive fees payable in a given quarter will carry forward to be credited against the incentive fees payable by us in subsequent quarters. For the nine months ended December 31, 2019 and the year ended [ ], there was no fee offset.

(6)
Assumes that annual incentive fees earned by our Investment Adviser, AIM, remain consistent with our current fee structure adjusted for new debt and equity issuances, if applicable. Calculated based on the annualized nine month average of pre-incentive fee net investment income for the nine month period ended December 31, 2019, excluding any potential impact from the “Incentive Fee Cap” which could result in a reduction in the incentive fee.

Beginning January 1, 2019, the incentive fee on pre-incentive fee net investment income is determined and paid quarterly in arrears by calculating the amount by which (x) the aggregate amount of the pre-incentive fee net investment income with respect of the current calendar quarter and each of the eleven preceding calendar quarters beginning with the calendar quarter that commences on or after April 1, 2018 (the “trailing twelve quarters”) exceeds (y) the preferred return amount in respect of the trailing twelve quarters.
The preferred return amount is determined on a quarterly basis, and is calculated by summing the amounts obtained by multiplying 1.75% by the Company’s net asset value at the beginning of each applicable calendar quarter comprising the relevant trailing twelve quarters. The preferred return amount is calculated after making appropriate adjustments to the Company’s net asset value at the beginning of each applicable calendar quarter for Company capital issuances and distributions during the applicable calendar quarter.

The amount of the Incentive Fee on Income paid to the Investment Adviser for a particular quarter equals the excess of the incentive fee on pre-incentive fee net investment income, so calculated less the aggregate incentive fee on pre-incentive fee net investment income that were paid to the Investment Adviser (excluding waivers, if any) in the preceding eleven calendar quarters comprising the relevant trailing twelve quarters.
The Company pays the Investment Adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:
(1) no incentive fee in any calendar quarter in which our pre-incentive fee net investment income for the trailing twelve quarters does not exceed the preferred return amount.
(2) 100% of our pre-incentive fee net investment income for the trailing twelve quarters, if any, that exceeds the preferred return amount but is less than or equal to an amount (the “catch-up amount”) determined by multiplying 2.1875% by the Company’s net asset value at the beginning of each applicable calendar quarter comprising the relevant trailing twelve quarters.
(3) for any quarter in which the Company’s pre-incentive fee net investment income for the trailing twelve quarters exceeds the catch-up amount, the incentive fee will equal 20% of the amount of the Company’s pre-incentive fee net investment income for such trailing twelve quarters.
The Incentive Fee on Income as calculated is subject to a cap (the “Incentive Fee Cap”). The Incentive Fee Cap in any quarter is an amount equal to (a) 20% of the Cumulative Pre-Incentive Fee Net Return (as defined below) during the relevant trailing twelve quarters less (b) the aggregate Incentive Fees on Income that were paid to the Investment Adviser (excluding waivers, if any) in the preceding eleven calendar quarters (or portion thereof) comprising the relevant trailing twelve quarters.
For this purpose, “Cumulative Pre-Incentive Fee Net Return” during the relevant trailing twelve quarters means (x) Pre-Incentive Fee Net Investment Income in respect of the trailing twelve quarters less (y) any Net Capital Loss, since April 1, 2018, in respect of the trailing twelve quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, the Company will pay no Incentive Fee on Income to the Investment Adviser in that quarter. If, in any quarter, the Incentive Fee Cap is a positive value but is less than the Incentive Fee on Income calculated in accordance with the calculation described above, the Company will pay the Investment Adviser the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap is equal to or greater than the Incentive Fee on Income calculated in accordance with the calculation described above, the Company will pay the Investment Adviser the Incentive Fee on Income for such quarter.
“Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in such period and (ii) aggregate capital gains, whether realized or unrealized, in such period.
The Incentive Fee on Capital Gains is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory management agreement). This fee shall equal 20.0% of the sum of the Company’s realized capital gains on a cumulative basis, calculated as of the end of each calendar year (or upon termination of the investment advisory management agreement), computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any Incentive Fees on Capital Gains previously paid to the Investment Adviser. The aggregate unrealized capital depreciation of the Company shall be calculated as the sum of the differences, if negative, between (a) the valuation of each investment in the Company’s portfolio as of the applicable calculation date and (b) the accreted or amortized cost basis of such investment.
For accounting purposes only, we are required under GAAP to accrue a theoretical capital gains incentive fee based upon net realized capital gains and unrealized capital gain and loss on investments held at the end of each period. The accrual of this theoretical capital gains incentive fee assumes all unrealized capital gain and loss is realized in order to reflect a theoretical capital gains incentive fee that would be payable to the Investment Adviser at each measurement date. There was no accrual for theoretical capital gains incentive fee for the three and nine months ended December 31, 2019 and 2018. It should be noted that a fee so calculated and accrued would not be payable under the Advisers Act or the investment advisory management agreement, and would not be paid based upon such computation of capital gains incentive fees in subsequent periods. Amounts actually paid to the Investment Adviser will be consistent with the Advisers Act and formula reflected in the investment advisory management agreement which specifically excludes consideration of unrealized capital gain.
[For a more detailed discussion of the calculation of this fee, see “Business—Investment Advisory Management Agreement” in our most recent Annual Report on Form 10-K, which is incorporated by reference into this prospectus.]

(7)
Our interest and other debt expenses are based on borrowing levels and interest rates consistent with the levels during the quarter ended December 31, 2019. As of December 31, 2019, we had $263.1 million available and $1,440.7 million in borrowings outstanding under our $1,710.0 million senior secured credit facility and $1,790.7 million of total debt outstanding. As of December 31, 2019, the Company had $6.2 million in standby letters of credit issued through the senior secured credit facility. The amount available for borrowing under the senior secured credit facility is reduced by any standby letters of credit issued.

(8)
Includes our estimated overhead expenses, including payments under the administration agreement based on our allocable portion of overhead and other expenses incurred by AIA in performing its obligations under the administration agreement. [See “Business—Administrative Agreement” in our most recent Annual Report on Form 10-K, which is incorporated by reference into this prospectus.]

(9)
“Total annual expenses” as a percentage of net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness), rather than the total assets, including assets that have been funded with borrowed monies. If the “Total annual expenses” percentage were calculated instead as a percentage of total assets, our “Total annual expenses” would be 5.16% of total assets.

SELECTED FINANCIAL AND OTHER INFORMATION
[The selected financial information and other data presented below should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of our Annual Report on Form 10-K and our audited financial statements and the related notes thereto and other financial information incorporated by reference in this prospectus.]
[We derived the selected financial data for the years ended March 31, 2019, 2018 and 2017 from our audited financial statements and related notes, which are incorporated by reference in this prospectus.] We derived the selected financial data for the years ended March 31, 2016 and 2015 from our audited financial statements and related notes, which are not included or incorporated by reference in this prospectus. Certain prior period information has been reclassified to conform to the current period presentation.
The tables below set forth our selected consolidated historical financial data for the periods indicated. [The selected consolidated historical financial data as of and for the years ended March 31, 2019, 2018, 2017, 2016 and 2015 have been derived from our audited financial statements, which are included in “Financial Statements and Supplementary Data” of our Annual Report on Form 10-K.] The quarterly information has been derived from our unaudited interim financial statements. Our unaudited interim financial statements were prepared on a basis consistent with our audited financial statements and, in our opinion, include all adjustments necessary for the fair statement of the results for the periods represented. Our historical results are not necessarily indicative of future results. [The selected financial data in this section is not intended to replace the financial statements and is qualified in its entirety by our financial statements and related notes incorporated by reference in this prospectus to the financial statements in our Annual Report on Form 10-K.]

Year Ended March 31,
	2019	2018	2017	2016	2015
Summary of Operations
Total investment income	$255,076	$259,287	$279,862	$379,745	$433,631
Net expenses	127,327	125,900	130,619	186,488	205,658
Net investment income	127,749	133,387	149,243	193,257	227,973
Net realized and change in unrealized gains (losses)	(55,803)	(46,358)	(130,873)	(237,783)	(152,551)
Net increase (decrease) in net assets resulting from operations	71,946	87,029	18,370	(44,526)	75,422
Per Share Data
Net asset value	$19.06	$19.67	$20.22	$21.84	$24.54
Net investment income	1.81	1.83	2.01	2.49	2.88
Earnings (loss) per share — basic	1.02	1.19	0.25	(0.57)	0.96
Earnings (loss) per share — diluted (1)	N/A	N/A	N/A	(0.57)	0.96
Distributions declared	1.80	1.80	1.95	2.40	2.40
Balance Sheet Data
Total assets (2)	$2,497,797	$2,311,810	$2,410,120	$3,078,637	$3,543,738
Total debt outstanding (2)	1,128,686	789,846	848,449	1,312,960	1,481,606
Net assets	1,312,627	1,418,086	1,481,797	1,645,581	1,937,608
Other Data
Total return (3)	8.31%	(12.06)%	31.44%	(17.53)%	1.86%
Number of portfolio companies at year end	113	90	86	89	105
Total portfolio investments for the year	$1,278,060	$1,049,363	$601,065	$1,088,517	$2,211,081
Investment sales and repayments for the year	$1,086,779	$1,153,978	$1,094,634	$1,338,689	$2,250,782
Weighted average yield on debt portfolio at year end (4)	10.2%	10.7%	10.3%	11.0%	11.2%
Weighted average yield on total portfolio at year end (5)	9.6%	9.6%	8.7%	9.8%	9.9%
Weighted average shares outstanding — basic	70,645,944	72,874,613	74,138,358	77,518,605	78,913,784
Weighted average shares outstanding — diluted (1)	N/A	N/A	N/A	77,518,605	78,913,784
____________________

(1)
In applying the if-converted method, conversion is not assumed for purposes of computing diluted EPS if the effect would be anti-dilutive. For the years ended March 31, 2019, March 31, 2018 and March 31, 2017, the Company did not have any convertible notes. As such, diluted EPS and diluted weighted average shares outstanding were not applicable. For the years ended March 31, 2016 and March 31, 2015, anti-dilution would total $0.12 and $0.06, respectively.

(2)	Numbers prior to March 31, 2017 were updated due to the retrospective application of the new accounting pronouncements (ASU 2015-03 and ASU 2015-15) adopted as of April 1, 2016.
(3)	Total return is based on the change in market price per share and takes into account distributions, if any, reinvested in accordance with Apollo Investment’s dividend reinvestment plan.
(4)	Exclusive of investments on non-accrual status.
(5)	Inclusive of all income generating investments, non-income generating investments and investments on non-accrual status.

RISK FACTORS
[Before you invest in our securities, you should be aware of various risks, including those described under the caption "Risk Factors" and elsewhere in our most recent Annual Report on Form 10-K, in any applicable prospectus supplement and any related free writing prospectus, and in our other filings with the SEC, pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act.] You should carefully consider these risk factors, together with all of the other information included in this prospectus and accompanying prospectus supplement and any related free writing prospectus, before you decide whether to make an investment in our securities. The risks incorporated by reference herein and set out in the accompanying prospectus supplement and any related free writing prospectus are not the only risks we face. If any of the events described in any such risks occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline or the value of our preferred stock, debt securities, units, subscription rights, purchase contracts or warrants may decline, and you may lose all or part of your investment. You should also carefully review the cautionary statement in this prospectus referred to under “Forward-Looking Statements” below. See also “Incorporation by Reference” and “Available Information” in this prospectus.

USE OF PROCEEDS
Unless otherwise specified in a prospectus supplement or a free writing prospectus we have authorized for use in connection with a specific offering, we intend to use the net proceeds from selling securities pursuant to this prospectus for general corporate purposes, which include investing in portfolio companies in accordance with our investment objective and strategies and repaying indebtedness incurred under our senior credit facility. We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus will be used within two years, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. Our portfolio is comprised primarily of investments in debt, including debt of private middle market companies that, in the case of senior secured loans, generally are not broadly syndicated and whose aggregate tranche size is typically less than $250 million. Our portfolio also includes equity interests such as common stock, preferred stock, warrants or options. Pending our investments in new debt investments, we plan to invest a portion of the net proceeds from an offering in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment, to reduce then-outstanding obligations under our debt instruments, or for other general corporate purposes. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Regulation—Temporary investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

FORWARD-LOOKING STATEMENTS
This prospectus, including the documents that we incorporate by reference herein, contains, and any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference therein, may contain forward-looking statements, which relate to future events or our future performance or financial condition. All statements other than statements of historical facts, including statements regarding our future events or future performance or financial condition, are forward-looking statements. The forward-looking statements contained or incorporated by reference in this prospectus and any applicable prospectus supplement or free writing prospectus may involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.
Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. The forward-looking statements contained in this prospectus and any applicable prospectus supplement or free writing prospectus involve risks and uncertainties. [Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth as “Risk Factors” in our most recent Annual Report on Form 10-K, as such factors may be updated from time to time in our periodic filings with the SEC, and elsewhere contained or incorporated by reference in this prospectus and any applicable prospectus supplement or free writing prospectus.]
[Discussions containing forward-looking statements may be found in the sections titled “Business,” “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities,” and “Quantitative and Qualitative Disclosures About Market Risk” included in our most recent Annual Report on Form 10-K, as well as any amendments reflected in subsequent filings with the SEC. We discuss in greater detail, and incorporate by reference into this prospectus in their entirety, many of these risks and uncertainties in the sections titled “Risk Factors” in the applicable prospectus supplement, in the free writing prospectus we may authorize for use in connection with a specific offering, and in our most recent Annual Report on Form 10-K, as well as any amendments reflected in subsequent filings with the SEC.]
We base the forward-looking statements included in this prospectus, any prospectus supplement, free writing prospectus and documents incorporated by reference into this prospectus on information available to us on the applicable date of the relevant document. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. You are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. This prospectus, any prospectus supplement, free writing prospectus and documents incorporated by reference into this prospectus contains or may contain statistics and other data that have been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data.

PRICE RANGE OF COMMON STOCK
Our common stock is traded on the NASDAQ Global Select Market under the symbol “AINV.” The following table lists the high and low sales price for our common stock, the sales price as a premium (discount) to net asset value, or NAV, and quarterly distributions per share for the past two fiscal years and each full quarter since the beginning of the current fiscal year. The last reported closing sales price of our common stock on May 18, 2020 was $8.84 per share. As of May 18, 2020, we had 46 stockholders of record. While our common stock has from time to time traded in excess of our NAV, there can be no assurance, however, that it will trade at such a premium (to NAV) in the future. Numbers prior to December 31, 2018 have been retroactively adjusted for all periods presented due to the reverse stock split that was effective as of the close of business on November 30, 2018.

	NAV Per Share (1)	Sales Price		Premium (Discount) of High Sales Price to NAV (2)	Premium (Discount) of Low Sales Price to NAV (2)	Dividends Declared
		High	Low
Year Ending March 31, 2021
First quarter through May 18, 2020	*	$17.74	$5.20	*	*	**
Year Ending March 31, 2020
Fourth quarter	*	$17.74	$5.20	*	*	**
Third quarter	$18.27	18.33	15.18	(0.30)%	(16.90)%	$0.45
Second quarter	$18.69	17.00	15.61	(9.10)%	(16.50)%	0.45
First quarter	$19.00	16.52	15.12	(13.10)%	(20.40)%	0.45
Year Ending March 31, 2019
Fourth quarter	$19.06	$15.98	$12.26	(16.10)%	(35.70)%	$0.45
Third quarter	19.03	16.58	12.05	(12.90)%	(36.70)%	0.45
Second quarter	19.40	18.00	16.26	(7.20)%	(16.20)%	0.45
First quarter	19.42	17.55	15.54	(9.60)%	(20.00)%	0.45
Year Ending March 31, 2018
Fourth quarter	$19.67	$17.55	$15.57	(10.80)%	(20.90)%	$0.45
Third quarter	19.81	18.60	16.80	(6.10)%	(15.20)%	0.45
Second quarter	20.17	19.44	17.07	(3.60)%	(15.30)%	0.45
First quarter	20.18	20.46	18.54	(1.30)%	(8.20)%	0.45

(1)
NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of the relevant quarter.

(2)	Calculated using the respective high or low sales price divided by the net asset value per share at the end of the relevant quarter.

* NAV not yet determined.
** Dividend not yet declared.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
[The information in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of our Annual Report on Form 10-K is incorporated herein by reference.]

MANAGEMENT
[For more information relating to our management please see the section titled “Business” in our most recent Annual Report on Form 10-K and the section titled “Election of Directors” and “Corporate Governance” in our most recent definitive proxy statement, which are incorporated by reference into this prospectus.]
The following individuals (the “Portfolio Managers”) have senior responsibility for the management of our investment portfolio: Howard Widra, Tanner Powell and Patrick Ryan. Mr. Powell is AIM’s Chief Investment Officer and has primary responsibility for the day-to-day implementation and management of our investment portfolio.
Mr. Widra joined AGM in 2013. He became the Chief Executive Officer of Apollo Investment Corporation in May 2018. He previously served as the Company’s President from June 2016 to May 2018. Mr. Widra is a co-founder of MidCap Financial (“MidCap”), a $8 billion specialty finance business, and was formerly its Chief Executive Officer. Prior to MidCap, Mr. Widra was the founder and President of Merrill Lynch Capital Healthcare Finance. Prior to Merrill Lynch, Mr. Widra was President of GE Capital Healthcare Commercial Finance and held senior roles in its predecessor entities including President of Heller Healthcare Finance, and COO of Healthcare Financial Partners.
Mr. Powell joined AIM in 2006. He became President of Apollo Investment Corporation in May 2018 and has served as the Chief Investment Officer for the Company’s Investment Adviser since June 2016. From 2004 to 2006, Mr. Powell served as an analyst in Goldman Sachs’ Principal Investment Area (PIA), concentrating on mezzanine investing. From 2002 to 2004, Mr. Powell was an analyst in the Industrials group at Deutsche Bank.
Mr. Ryan joined AGM in 2015 as Managing Director and Chief Credit Officer. Prior to joining Apollo, Mr. Ryan was at Citibank and its predecessors since 1996 in various Senior Credit Officer roles across all of Citi’s asset classes and geographies, including most recently serving as Chief Credit Officer for Citi’s $600 billion corporate credit portfolio and Chief Risk Officer overseeing risk governance and risk management for Citibank N.A.’s $1.3 trillion balance sheet.
Other Accounts Managed. As of December 31, 2019, the Portfolio Managers were primarily responsible for the day-to-day portfolio management of the following accounts:

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets (in millions) (1)	Number of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance (in millions) (2)
Howard Widra(3)	Registered Investment Companies:	None	$ —	—	$ —
	Other Pooled Investment Vehicles:	2	$9,469	—	$ —
	Other Accounts:	1	688	—	$ —
Tanner Powell	Registered Investment Companies:	None	$ —	—	$ —
	Other Pooled Investment Vehicles:	2	$254.50	1	$247
	Other Accounts:	3	$3,185	3	$3,214
Patrick Ryan	Registered Investment Companies:	None	$ —	—	$ —
	Other Pooled Investment Vehicles:	None	$ —	—	$ —
	Other Accounts:	None	$ —	—	$ —

(1)	Total assets represents assets under management as defined by Apollo Global Management, Inc., which includes unfunded commitments.

(2)	Represents the assets under management of the accounts managed that generate incremental fees in addition to management fees.

(3)
Mr. Widra also serves as a Portfolio Manager of MidCap Financial, a specialty finance business managed by Apollo Capital Management, L.P., an affiliate of AGM, with $8.96 billion in assets under management as of December 31, 2019.

Compensation. AIM’s financial arrangements with the Portfolio Managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include base compensation and discretionary compensation.
Base Compensation. Generally, Portfolio Managers receive an annual salary that is consistent with the market rate of annual salaries paid to similarly situated investment professionals.
Discretionary Compensation. Portfolio Managers also receive discretionary compensation generally consisting of two components: an annual bonus and carried interest.

•
Annual Bonus. Generally, a Portfolio Manager receives an annual bonus based on such person’s individual performance, operational performance for the Apollo-advised accounts for which such person serves, and such Portfolio Manager’s impact on the overall operating performance and potential to contribute to long-term value and growth. A portion of each annual bonus may be deferred, and, at the discretion of Apollo, may be in the form of cash or equity of an Apollo entity, such as restricted stock units of Apollo Global Management, Inc.

•	Carried Interest. Generally, a Portfolio Manager receives carried interests with respect to the Apollo-advised accounts, subject to standard terms and conditions, including vesting.
Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account.
Certain inherent conflicts of interest arise from the fact that the Portfolio Managers, AIM and its affiliates provide investment management services both to us and the other Apollo-advised accounts, including other funds, client accounts, proprietary accounts and any other investment vehicles that AIM and its affiliates may establish from time to time, in which we will not have an interest. The Portfolio Managers, AIM and its affiliates may give advice and recommend securities to the other Apollo-advised accounts that may differ from advice given to, or securities recommended or bought for, us, even though their investment objectives may be the same or similar to ours.
AIM will seek to manage potential conflicts of interest in good faith; nonetheless, the portfolio strategies employed by the Portfolio Managers, AIM and its affiliates in managing the other Apollo-advised accounts could conflict with the transactions and strategies employed by the Portfolio Managers in managing us and may affect the prices and availability of the securities and instruments in which we invest. Conversely, participation in specific investment opportunities may be appropriate, at times, for both us and the other Apollo-advised accounts. It is the policy of AIM to generally share appropriate investment opportunities (and sale opportunities) with the other Apollo-advised accounts to the extent consistent with applicable legal requirements. In general, this policy will result in such opportunities being allocated pro rata among us and the other Apollo-advised accounts. Nevertheless, investment and/or opportunities may be allocated other than on a pro rata basis, to the extent it is done in good faith and does not, or is not reasonably expected to, result in an improper disadvantage or advantage to one participating Apollo-advised account as compared to another participating Apollo-advised account.
In the event investment opportunities are allocated among us and the other Apollo-advised accounts, we may not be able to structure our investment portfolio in the manner desired. Although AIM endeavors to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in certain investments made by the other Apollo-advised accounts or portfolio managers affiliated with AIM. Furthermore, we and the other Apollo-advised accounts may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by us and the other Apollo-advised accounts. When this occurs, the various prices may be averaged, and we will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to our disadvantage. In addition, under certain circumstances, we may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.
It is possible that other Apollo-advised accounts may make investments in the same or similar securities at different times and on different terms than us. From time to time, we and the other Apollo-advised accounts may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding us may benefit the other Apollo-advised accounts. For example, the sale of a long position or establishment of a short position by us may impair the price of the same security sold short by (and therefore benefit) one or more Apollo-advised accounts, and the purchase of a security or covering of a short position in a security by us may increase the price of the same security held by (and therefore benefit) one or more Apollo-advised accounts.

Although the professional staff of AIM will devote as much time to our management as AIM deems appropriate to perform its obligations, the professional staff of AIM may have conflicts in allocating its time and services among us and AIM’s other investment vehicles and accounts. AIM and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of AIM and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of AIM and their officers and employees will not be devoted exclusively to our business but will be allocated between our business and the management of the monies of other clients of AIM.
Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he or she manages. If the structure of AIM’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), the Portfolio Managers may be motivated to favor certain accounts over others. The Portfolio Managers also may be motivated to favor accounts in which they have investment interests, or in which AIM or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his or her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.
We and AIM have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for AIM and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.
Beneficial Ownership of Securities. The following table sets forth the dollar range of our equity securities beneficially owned by each of the Portfolio Managers as of March 31, 2020.

Name of Portfolio Manager	Dollar Range of Equity Securities in Apollo Investment (1)
Tanner Powell	$500,001 - $1,000,000
Howard Widra	$100,001 - $500,000
Patrick Ryan	None

(1)	Dollar ranges are as follows: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000 or over $1,000,000.

CERTAIN RELATIONSHIPS
We have entered into an investment advisory management agreement with AIM. Certain of our senior officers and our chairman of the Board of Directors have ownership and financial interests in AIM. Certain of our senior officers also serve as principals of other investment managers affiliated with AIM that may in the future manage investment funds with investment objectives similar to ours. In addition, our executive officers and directors and the partners of our Investment Adviser, AIM, serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do, or of investment funds managed by its affiliates, although we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with AIM. However, our Investment Adviser and its affiliates intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client. [See Part I, Item 1A of our Annual Report on Form 10-K, “Related Party Transactions-Investment Advisory Agreement” in Part II, Item 7 of our Annual Report on Form 10-K and in Note 3 to our financial statements in our Annual Report on Form 10-K, which are incorporated herein by reference. For information on payments made under the Investment Advisory Agreement, see “Related Party Transactions” in Part II, Item 7 of our Annual Report on Form 10-K and in Note 3 to our financial statements in our Annual Report on Form 10-K, which are incorporated herein by reference.]

We have entered into a royalty-free license agreement with AGM, pursuant to which AGM has agreed to grant us a non-exclusive license to use the name “Apollo.” Under the license agreement, we have the right to use the “Apollo” name for so long as AIM or one of its affiliates remains our Investment Adviser. In addition, we rent office space from AIA, an affiliate of AIM, and pay Apollo Administration our allocable portion of overhead and other expenses incurred by AIA in performing its obligations under our administration agreement with AIA, including our allocable portion of the cost of our chief financial officer, chief compliance officer, chief legal officer and their respective staffs, which can create conflicts of interest that our Board of Directors must monitor. We may invest, to the extent permitted by law, on a concurrent basis with affiliates of AIM, subject to compliance with applicable regulations, exemptive relief, SEC staff no-action positions and our allocation procedures. [For more information, including on payments made under the license agreement, see Part I, Item I of our Annual Report on Form 10-K, which is incorporated herein by reference.]

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
As of May 18, 2020, to our knowledge, there were no persons that owned more than 25% of our outstanding voting securities, and no person would be deemed to control us, as such term is defined in the 1940 Act.
The following table sets forth, as of May 18, 2020, certain ownership information with respect to our common stock for each person whom we believe, based upon Schedule 13D, Schedule 13G, Form 13F or other filings by such person with the SEC and other information obtained from such person, may beneficially own 5% or more of our outstanding common stock, and for all officers and directors as a group as of May 18, 2020. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power over such securities.

Name and address of Beneficial Owner	Type of ownership(1)	Shares owned	Percentage of common stock outstanding
Thornburg Investment Management Inc. (2)	Beneficial	5,878,349	8.83%
Apollo Principal Holdings III LP (3)	Beneficial	2,935,579	4.41%
All officers and directors as a group (15 persons)	Beneficial	323,994	*

*    Represents less than 1%.

(1)	All of our common stock is owned of record by Cede & Co., as nominee of The Depository Trust Company.

(2)
The principal address for Thornburg Investment Management Inc. (“Thornburg”) is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506. Information obtained from Schedule 13G filed by Thornburg with the SEC reporting share ownership as of February 11, 2020. Based on that filing, Thornburg maintains the sole power to vote or dispose of 5,878,349 shares.

(3)	Apollo Principal Holdings III LP is an affiliate of the Company and does not beneficially own more than 5% of our outstanding common stock.
The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors as of May 18, 2020. Information as to the beneficial ownership is based on information furnished to Apollo Investment Corporation by such persons. (We are not part of a “family of investment companies” as that term is defined in the 1940 Act).

Name of Director	Dollar Range of Equity Securities in Apollo Investment Corporation (1)
Independent Directors
Jeanette Loeb (2)	$50,001 – $100,000
Barbara Matas	$50,001 – $100,000
Frank C. Puleo	$50,001 – $100,000
R. Rudolph Reinfrank	$50,001 – $100,000
Carl Spielvogel (2)	$ 1 – $ 10,000
Elliot Stein, Jr. (2)	$ 100,001 – $500,000
Interested Directors
John J. Hannan (2)	$ 100,001 – $500,000
Bradley J. Wechsler	$ 100,001 – $500,000
Howard T. Widra	over $1,000,000

(1)	Dollar ranges are as follows: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000 or over $1,000,000.

(2)	Dollar range includes shares held through indirect beneficial ownership of a family trust.

BUSINESS
[The information in “Business” in Part I, Item 1, “Properties” in Part I, Item 2 and “Legal Proceedings” in Part I, Item 3 of our Annual Report on Form 10-K is incorporated herein by reference.]

PORTFOLIO COMPANIES
The following is a listing of each portfolio company or its affiliate, together referred to as portfolio companies, in which we had an investment at December 31, 2019. A percentage shown for a class of investment securities held by us represents the percentage of the class owned and does not necessarily represent voting ownership. A percentage shown for equity securities, other than warrants or options, represents the actual percentage of the class of security held on a fully diluted basis. A percentage shown for warrants and options held represents the percentage of a class of security we may own assuming we exercise our warrants or options after dilution. [See the financial statements to this prospectus, which have been incorporated by reference, and any accompanying prospectus supplement and any related free writing prospectus for information regarding the fair value of these securities and for the general terms of any loans to the portfolio companies.]
The portfolio companies are presented in three categories: “companies more than 25% owned,” which represent portfolio companies with respect to which we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and, therefore, unless otherwise noted, are presumed to be controlled by us under the 1940 Act; “companies owned 5% to 25%,” which represent portfolio companies with respect to which we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company or with respect to which we hold one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and “companies less than 5% owned,” which represent portfolio companies with respect to which we directly or indirectly own less than 5% of the outstanding voting securities of such portfolio company and with respect to which we have no other affiliations. We make available significant managerial assistance to our portfolio companies. We generally request and may receive rights to observe the meetings of our portfolio companies’ board of directors.

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment Corporation	Percentage of Class Held(1)
Companies More Than 25% Owned
Carbonfree Chemicals SA LLC 11839 Nacogdoches Road San Antonio, TX 78217	Chemicals, Plastics & Rubber	Common Equity/Partnership Interests, 1st Lien	28.00%
Dynamic Product Tankers (Prime), LLC (2) 4, Possidonos Avenue, Kallithea GR 17674, Greece	Transportation – Cargo, Distribution	Common Equity/Partnership Interests, 1st Lien	85.00%
Glacier Oil & Gas Corp. (f/k/a Miller Energy Resources, Inc.) 9721 Cogdill Road Suite 302 Knoxville, TN 37932	Energy – Oil & Gas	Common Equity/Partnership Interests, 1st Lien, 2nd Lien	46.85%
Golden Bear 2016-R, LLC (2) 1201 North Organ Street Suite 800 Wilmington, DE 19801-1186	Diversified Investment Vehicles, Banking, Finance, Real Estate	Structured Products and Other	100% (3)
Merx Aviation Finance, LLC 57 W. 57th St., Suite 325 New York, NY 10019	Aviation and Consumer Transport	Common Equity/Partnership Interests, 1st Lien	100%
MSEA Tankers LLC (2) 19 Hilary Street, St Helier, Jersey JE4 8SG	Transportation – Cargo, Distribution	Common Equity/Partnership Interests	98.03%
SHD Oil & Gas, LLC 1650 Tysons Blvd., Suite 900 McLean, VA 22102	Energy – Oil & Gas	Common Equity/Partnership Interests, 1st Lien	38.00%
Companies 5% to 25% Owned

AMP Solar Group, Inc. (2) AMP Clean Energy 1 Dover Street London, W1S 4LD	Energy – Electricity	Common Equity/Partnership Interests	6.64%
Carbonfree Chemicals Holdings, LLC 11839 Nacogdoches Road San Antonio, TX 78217	Chemicals, Plastics & Rubber	Common Equity/Partnership Interests, 1st Lien	11.55%
Pelican Energy, LLC (2) 809 Northwest 57th Street Oklahoma City, Oklahoma 73118	Energy – Oil & Gas	Common Equity/Partnership Interests	14.44%
Renew Financial LLC (f/k/a Renewable Funding, LLC) (2) 1221 Broadway, 4th Floor Oakland, CA 94612	Energy – Electricity	Preferred Equity, Common Equity/Partnership Interests	14.25%
Solarplicity Group Limited (f/k/a AMP Solar UK) (2) Unit 8 Peerglow Centre, Marsh Lane, Ware, Hertfordshire, United Kingdom, SG12 9QL	Energy – Electricity	Preferred Equity, Common Equity/Partnership Interests, 1st Lien	11.27%
Companies Less Than 5% Owned
1A Smart Start LLC 500 East Dallas Road, Suite 100 Grapevine, TX 76051	Consumer Services	2nd Lien	-
Accelerate Parent Corp. (American Tire) 12200 Herbert Wayne Court, Suite 150 Huntersville, North Carolina 28078	Automotive	Common Equity/Partnership Interests	0.04%
Access CIG, LLC 900 NW 63rd Street Oklahoma City, Oklahoma 73116	Business Services	2nd Lien	-
Acronis AG (2) Rheinweg 9 Schaffhausen, Switzerland 8200	High Tech Industries	1st Lien	-
Aero Operating LLC 165 Cantiague Rock Road Westbury, NY 11590	Business Services	1st Lien	-
Alera Group Holdings 3 Parkway North, Suite 500 Deerfield, Illinois 60015	Diversified Investment Vehicles, Banking, Finance, Real Estate	1st Lien	-
A-L Parent LLC 505 Hobbs Road Jefferson City, MO 65109	Advertising, Printing & Publishing	2nd Lien	-
Altasciences, Inc. (2) 575, Armand-Frappier Boulevard, Laval, QC, H7V 4B3, Canada	Healthcare & Pharmaceuticals	1st Lien	-
Ambrosia Buyer Corp. 505 Collins Street South Attleboro, MA 02703	Business Services	2nd Lien	-
Amerivet Partners Management, Inc. 5 Penn Plaza 23rd Floor New York, NY	Healthcare & Pharmaceuticals	1st Lien	-
AMI US Holdings Inc. 5555 Oakbrook Pkwy Building 200 Norcross, GA 30093	High Tech Industries	1st Lien	-
Analogic Corporation 8 Centennial Drive Peabody, MA 01960	Healthcare & Pharmaceuticals	1st Lien	-

Aptevo Therapeutics Inc. 2401 4th Ave, Suite 150 Seattle, WA 98121	Healthcare & Pharmaceuticals	1st Lien	-
AQ Sunshine, Inc. 1277 Treat Boulevard, Suite 400 Walnut Creek, CA 94597	Insurance	1st Lien	-
Arlington Industries Group Limited (2) Suite 15B, Styal Road, Manchester, M22 5WB United Kingdom	Automotive	1st Lien	-
Authentic Brands Group, LLC 1411 Broadway 4th Floor New York, NY 10018	Consumer Goods – Non-durable	2nd Lien	-
AVAD, LLC 5805 Sepulveda Boulevard Suite 750 Sherman Oaks, CA 91411	Manufacturing, Capital Equipment	1st Lien	-
AVG Intermediate Holdings LLC 13053 W Linebaugh Ave #102 Tampa, FL 33626	Healthcare & Pharmaceuticals	1st Lien	-
Banner Buyer, LLC 1000 North Century Avenue Kansas City, MO 64120	Wholesale	Common Equity/Partnership Interests, 1st Lien	0.00%
BIG Buyer, LLC 631 North 400 West Salt Lake City, UT 84103	Consumer Goods – Non-durable	1st Lien	-
BioClinica Holding I, LP 2005 S. Easton Road, Suite 304 Doylestown, PA 18901	Healthcare & Pharmaceuticals	2nd Lien	-
Bumble Bee Foods S.À R.L. 9655 Granite Ridge Drive Suite 100 San Diego, CA 92133	Food & Grocery	1st Lien	-
Butterfly Fighter Co-Invest, L.P. PO Box 4918 Irvine, CA 92616	Beverage, Food & Tobacco	Common Equity/Partnership Interests	0.16%
Calero Holdings, Inc. Eagle’s Landing Business Park Building 100, Suite 120 1565 Jefferson Road Rochester NY, 14623	High Tech Industries	1st Lien	-
Cerus Corporation (2) 2550 Stanwell Drive Concord, California 94520	Healthcare & Pharmaceuticals	1st Lien	-
ChargePoint, Inc. 240 East Hacienda Avenue Campbell, CA 95008 USA	High Tech Industries	1st Lien	-
ChyronHego Corporation 5 Hub Drive Melville, NY 11747	High Tech Industries	1st Lien	-
Claritas, LLC 8044 Montgomery Road, Suite 455 Cincinnati, OH 45236	Business Services	1st Lien	-
Continuum Global Solutions, LLC 2000 Avenue of the Stars North Tower 8th Floor Los Angeles, CA 90067	Business Services	Preferred Equity, 1st Lien	0.62%
CT Technologies Intermediate Holdings, Inc 607 Hansen Way Palo Alto, CA 94304	Business Services	2nd Lien	-

Digital Reasoning Systems, Inc. 701 Cool Springs Blvd. Fifth Floor Franklin, TN 37067	High Tech Industries	1st Lien, Warrants	0.04%
Eagle Foods Family Group, LLC 4020 Kinross Lakes Pkwy Richfield, OH, 44286	Beverage, Food & Tobacco	1st Lien	-
Education Personnel (2) 99 Bridge Road East Welwyn Garden City, Hertfordshire AL7 1GL United Kingdom	Business Services	1st Lien	-
Electro Rent Corporation 360 North Crescent Drive, South Building Beverly Hills, CA 90210	Business Services	2nd Lien	-
Emmes Corporation 401 North Washington Street Suite 700 Rockville, MD 20850	Healthcare & Pharmaceuticals	Common Equity/Partnership Interests, 1st Lien	0.41%
EHL Merger Sub, LLC 13620 Reese Blvd., Suite 200 Huntersville, NC 28078	Business Services	1st Lien	-
Eldrickco Limited (2) Bath Road Knowl Hill Reading, RG1 1NL, UK	Consumer Services	1st Lien	-
Erickson Inc. 5550 SW Macadam Avenue, Suite 200, Portland, Oregon 97239	Aerospace & Defense	1st Lien	-
Exeter Property Group, LLC 101 West Elm Street, Suite 600 Conshohocken, PA 19428	Diversified Investment Vehicles, Banking, Finance, Real Estate	1st Lien	-
First Heritage Credit, LLC 670 US-51, Ridgeland, MS 39157	Consumer Services	1st Lien	-
FiscalNote, Inc. 1201 Pennsylvania Avenue NW Washington DC, 20005	High Tech Industries	Preferred Equity, 1st Lien	0.50%
Flock Financial, LLC (2) 100 Galleria Parkway, Suite 990 Atlanta, GA 30339	Diversified Investment Vehicles, Banking, Finance, Real Estate	1st Lien	-
Florida Food Products, Inc. 2231 West County Road 44 Eustis, FL 32726	Beverage, Food & Tobacco	1st Lien	-
FPG Services, LLC 15821 Ventura Boulevard, Suite 550 Los Angeles, CA 91436	Healthcare & Pharmaceuticals	1st Lien	-
GFRC Holdings LLC 15822 Bernardo Center Drive, Suite A San Diego, CA 92127	Hotel, Gaming, Leisure, Restaurants	1st Lien	-
Genesis Healthcare, Inc. 101 East State Street Kennett Square, Pennsylvania 19348	Healthcare & Pharmaceuticals	1st Lien	-
GB001, Inc. (2) 3013 Science Park Road, Suite 200 San Diego, CA 92121	Healthcare & Pharmaceuticals	1st Lien	-
Gutter Buyer, Inc. 1200 Amboy Avenue Perth Amboy, NJ 08861	Construction & Building	Common Equity/Partnership Interests, 1st Lien	0.38%
Hayward Industries, Inc. 620 Division Street Elizabeth, NJ 07201	Consumer Goods – Durable	2nd Lien	-
Heniff Holdco, LLC 2015 Spring Road, Ste. 780 Oak Brook, IL 60523	Transportation – Cargo, Distribution	1st Lien	-

HSI Halo Acquisition, Inc. 1450 Westec Drive Eugene, OR 97402	Healthcare & Pharmaceuticals	Common Equity/Partnership Interests, 1st Lien	0.22%
Ivy Finco Limited (2) 70 Gracechurch Street London, Greater London EC3V 0HR	Insurance	1st Lien	-
ILC Dover LP 1 Moonwalker Road Frederica, DE 19946	Aerospace & Defense	2nd Lien	-
IMA Group Management Company, LLC 2015 Spring Road, Ste. 780 Oak Brook, IL 60523	Healthcare & Pharmaceuticals	1st Lien	-
International Cruise & Excursion Gallery, Inc. 7720 N Dobson Rd Scottsdale, AZ 85256	High Tech Industries	1st Lien	-
IPC Corporation Harborside Financial Center 3 Second Street Plaza 10 Jersey City, NJ 07311	Telecommunications	1st Lien	-
Jacent Strategic Merchandising 860 Welsh Rd Huntingdon Valley, PA 19006	Business Services	Common Equity/Partnership Interests, 1st Lien	0.34%
JF Acquisition, LLC 100 Perimeter Park Dr Morrisville, NC 27560	Business Services	1st Lien	-
K&N Parent, Inc. 1455 Citrus St. Riverside, California 92507	Automotive	2nd Lien	-
Kauffman Intermediate, LLC 701 Ransdell Rd. Lebanon, IN 46052	Manufacturing, Capital Equipment	Common Equity/Partnership Interests, 1st Lien	0.29%
KDC US Holdings 1000 Robins Rd Lynchburg, Va 24504	Consumer Goods – Durable	1st Lien	-
KLO Holdings, LLC 1790 Sun Dolphin Rd Muskegon, MI 49444	Consumer Goods – Durable	1st Lien	-
Kure Pain Holdings, Inc. 116 Defense Highway, Suite 403 Annapolis, MD 21401	Healthcare & Pharmaceuticals	Common Equity/Partnership Interests, 1st Lien	0.16%
LabVantage Solutions Inc. (2) 265 Davidson Avenue, Suite 220 Somerset, NJ 08873	High Tech Industries	1st Lien	-
Lanai Holdings III, Inc. (Patterson Medical) 28100 Torch Parkway, Suite 700 Warrenville, IL 60555	Healthcare & Pharmaceuticals	2nd Lien	-
Lion Cashmere Midco Limited (2) 21 Grosvenor Place, London, SW1X 7HF	Consumer Goods – Non-durable	1st Lien	-
LSCS Holdings, Inc 4580 S Mendenhall Rd Memphis, TN 38141	Healthcare & Pharmaceuticals	2nd Lien	-
Magnetation, LLC 15 Appledore Lane P.O. Box 87 Natural Bridge, VA 24578	Metals & Mining	1st Lien	-
Marlin DTC-LS Midco 2, LLC 500 Enterprise Dr Rocky Hill, CT 06067	Consumer Services	1st Lien	-
New Amsterdam Software BidCo LLC 515 Congress Avenue Suite 1510 Austin, TX 78701	High Tech Industries	1st Lien	-

Mannkind Corporation 30930 Russell Ranch Road Westlake Village California 91362	Healthcare & Pharmaceuticals	1st Lien	-
Margaux Acquisition Inc. (2) 320 South Polk Street Suite 100 Amarillo, TX	Business Services	1st Lien	-
Maxor National Pharmacy Services, LLC 320 South Polk Street, Suite 100 Amarillo, TX 79101	Healthcare & Pharmaceuticals	1st Lien	-
Mayfield Agency Borrower Inc. 59 Maiden Lane New York, NY 10038	Diversified Investment Vehicles, Banking, Finance, Real Estate	2nd Lien	-
Medical Guardian, LLC 1818 Market St Philadelphia, PA 19103	Healthcare & Pharmaceuticals	1st Lien	-
MedPlast Holdings Inc. 405 W Geneva Drive Tempe, AZ 85282	Manufacturing, Capital Equipment	2nd Lien	-
Ministry Brands, LLC 14488 Old Stage Road Lenoir City, TN 37772	Business Services	2nd Lien	-
Magnate Holding Corp. (2) 4th Floor, The Urban Building, 3-9 Albert St Slough SL1 2BE, United Kingdom	High Tech Industries	1st Lien	-
Nemo (BC) Bidco Pty Ltd (2) Level 3, Building A, 207 Pacific Highway Street Leonards, NSW 2065 Australia	Consumer Services	1st Lien	-
Newscycle Solutions, Inc. 7900 International Drive, Suite 800 Bloomington, MN 55425	Business Services	1st Lien	-
NW Entertainment, Inc. 2660 West Olive Avenue Burbank, CA 91505	Media – Diversified & Production	1st Lien	-
Niacet Corporation 400 47th Street Niagara Falls, NY 14304	Chemicals, Plastics & Rubber	2nd Lien	-
Norvax, LLC 214 West Huron Street Chicago, IL 60654	High Tech Industries	1st Lien	-
NWE OPCO LP 1000 Calle Amanecer San Clemente, CA 92673	Media – Diversified & Production	1st Lien	-
Omnitracs, LLC 717 N. Harwood Street, Suite 1300 Dallas, TX, 75201	High Tech Industries	1st Lien	-
Orchard Therapeutics plc (2) 108 Cannon Street United Kingdom London EC4N 6EU	Healthcare & Pharmaceuticals	1st Lien	-
Ortega National Parks, LLC 101 West San Francisco Santa Fe, NM 87501	Environmental Industries	1st Lien	-
Pace Health Companies, LLC 4700 Homewood Ct, # 300 Raleigh, NC 27609	Healthcare & Pharmaceuticals	1st Lien	-
PAE Holding Corporation 1320 N. Courthouse Rd., Suite 800 Arlington, VA 22201	Aerospace & Defense	2nd Lien	-
Paper Source Inc. 410 North Milwaukee Avenue Chicago, IL 60654	Consumer Services	1st Lien	-

Partner Therapeutics, Inc. 19 Muzzey Street Lexington, MA 02421	Healthcare & Pharmaceuticals	Preferred Equity, 1st Lien, Warrants	0.56%
Peer Advisors, LLC P.O. Box 40724 Lansing, MI 48901	Diversified Investment Vehicles, Banking, Finance, Real Estate	1st Lien	-
PGM Holdings Corporation 25541 Commercentre Drive, Suite 100 Lake Forest, CA 92630	Insurance	1st Lien	-
PHS Buyer, Inc. 39 East Engleridge Drive, Suite 102 North Salt Lake, UT 84054	Healthcare & Pharmaceuticals	1st Lien	-
Project Comfort Buyer, Inc. 106 Harbor Drive Jersey City, NJ 07305	Consumer Goods – Durable	Preferred Equity, 1st Lien	0.58%
Protein For Pets Opco, LLC 601 N 13th St Monett, MO 65708	Consumer Goods – Non-durable	1st Lien	-
Pinstripe Holdings, LLC 200 South Executive Drive Brookfield, WI 53005	Consumer Services	1st Lien	-
PrimeFlight Aviation Services, Inc. Three Sugar Creek Center, Suite 450 Sugar Land, TX 77478	Aviation and Consumer Transport	1st Lien	-
ProPharma Group Intermediate, LLC 8717 W. 110th Street, Suite 300 Overland Park, KS 66210	Healthcare & Pharmaceuticals	1st Lien	-
PSI Services, LLC 2950 N Hollywood Way, Suite 200 Burbank, CA 91505	Business Services	1st Lien	-
PTC Therapeutics, Inc (2) 100 Corporate Court South Plainfield, NJ 07080	Healthcare & Pharmaceuticals	1st Lien	-
Purchasing Power, LLC 676 North Michigan Avenue, Suite 3300 Chicago, IL 60611	Diversified Investment Vehicles, Banking, Finance, Real Estate	1st Lien	-
RA Outdoors, LLC (Active Outdoors) 717 North Harwood Street Suite 2500 Dallas, TX 75201	Business Services	1st Lien, 2nd Lien	-
Rapid Displays Acquisition Corporation 4300 West 47th Street Chicago, IL 60632	Retail	1st Lien	-
Rigel Pharmaceuticals, Inc. 1180 Veterans Blvd. South San Francisco, CA 94080	Healthcare & Pharmaceuticals	1st Lien	-
RiteDose Holdings I, Inc. 1 Technology Circle Carolina Research Park Columbia, SC 29203	Healthcare & Pharmaceuticals	1st Lien	-
Royton Bidco Limited (2) 108 - 112 Daisy Bank Road Victoria Park Manchester, Greater Manchester, M14 5QH United Kingdom	Healthcare & Pharmaceuticals	1st Lien	-
RSC Acquisition , Inc. (2) 160 Federal Street, 4th Floor Boston, MA 02110	Insurance	1st Lien	-
Securus Technologies Holdings, Inc. 14651 Dallas Parkway Suite 600 Dallas, TX 75254	Telecommunications	2nd Lien	-

Sequential Brands Group, Inc. (2) 601 W 26th Street 9th Floor New York, NY, 10001	Consumer Goods – Non-durable	2nd Lien	-
SESAC Holdco II LLC 35 Music Square East Nashville, TN 37203	Media – Diversified & Production	1st Lien	-
SI Holdings, Inc. 3701 East Conant Street Long Beach, CA 90808	Retail	1st Lien	-
Simplifi Holdings, Inc. 1407 Texas St #202 Fort Worth, Texas 76102	Advertising, Printing & Publishing	1st Lien	-
Sirsi Corporation 3700 North Ashton Boulevard, Suite 500 Lehi, UT 84043	High Tech Industries	1st Lien	-
Soliant Holdings, LLC 1979 Lakeside Parkway, Suite 800 Tucker, GA 30084	Business Services	Common Equity/Partnership Interests, 1st Lien	0.09%
Sonar Entertainment, Inc. 2121 Avenue of the Starts, Suite 2150 Los Angeles, CA 90067	Media – Diversified & Production	1st Lien	-
Sorenson Holdings, LLC 4393 South Riverboat Road, Suite 300 Salt Lake City, Utah 84123	Consumer Goods – Durable	Common Equity/Partnership Interests	0.06%
Springbrook Holding Company, LLC 2633 Camino Ramon, Ste. 500 San Ramon, CA 94583	High Tech Industries	1st Lien	-
SSCP Spring Bidco Limited (2) 71 Cowley Road Uxbridge Middlesex UB8 2AE	Education	1st Lien	-
STG-Fairway Acquisitions, Inc. c/o Symphony Technology Group 2475 Hanover Street Palo Alto, CA 94304	Business Services	2nd Lien	-
Taupo River II, LLC (2) 4 Embarcadero Center, 20th Floor San Francisco, CA 94111	Diversified Investment Vehicles, Banking, Finance, Real Estate	1st Lien	-
Teladoc, Inc. (2) 2 Manhattanville Road, Suite 203 Purchase, New York 10577	Healthcare & Pharmaceuticals	1st Lien	-
Telestream Holdings Corporation 848 Gold Flat Road Suite 1 Nevada City, CA 95959	High Tech Industries	1st Lien	-
Ten-X, LLC 1 Maunchly Irvine, CA, 92618	Diversified Investment Vehicles, Banking, Finance, Real Estate	1st Lien	-
TGG TS Acquisition Company 670 N McCarthy Blvd Milpitas, CA 95035	Business Services	1st Lien	-
THLP CO. LLC 2601 River Road Conestoga, PA 17516	Beverage, Food & Tobacco	Common Equity/Partnership Interests, 1st Lien	0.14%
Tidewater Consumer Receivables, LLC (2) 6520 Indian River Road Virginia Beach, VA 23464	Consumer Services	1st Lien	-
TNT Crust LLC 1438 Cedar Street Green Bay, WI 54308 PO Box 8929	Beverage, Food & Tobacco	Common Equity/Partnership Interests, 1st Lien	0.59%

Transplace Holdings, Inc. 3010 Gaylord Parkway, Suite 200 Frisco, TX 75034	Business Services	2nd Lien	-
TricorBraun Holdings, Inc. 6 Cityplace Drive Suite 1000 St. Louis, MO 63141	Containers, Packaging & Glass	1st Lien	-
Trident Bidco Limited (2) One Canada Square, Fl. 12 Canary Wharf London E14 5FA United Kingdom	Business Services	1st Lien	-
Truck-Lite Co., LLC 20800 Civic Center Drive Southfield, MI 48076	Automotive	Common Equity/Partnership Interests, 1st Lien	0.06%
U.S. Auto Finance, Inc. 2875 University Parkway Lawrenceville, GA 30046	Consumer Services	1st Lien	-
USLS Acquisition, Inc. 16825 Northchase Drive, Suite 900 Houston, TX 77060	Business Services	Common Equity/Partnership Interests, 1st Lien	0.47%
Vari-Form Group, LLC 233 Lothian Ave Strathroy, Ontario N7G 4J1, CA	Automotive	1st Lien	-
Vertafore, Inc. 999 18th Street, Suite 400 Denver CO 80202	Business Services	1st Lien	-
Westfall Technik, Inc. 433 East Mead Drive Chandler, AZ 85249	Chemicals, Plastics & Rubber	1st Lien	-
Wm. Bolthouse Farms, Inc. 7200 East Brundage Lane Bakersfield, CA 93307	Beverage, Food & Tobacco	Common Equity/Partnership Interests	0.24%
Wright Medical Group, Inc. (2) 1023 Cherry Road Memphis, Tennessee 38117	Healthcare & Pharmaceuticals	1st Lien	-
ZPower, LLC 4765 Calle Quetzal Camarlllo, CA 93012	High Tech Industries	1st Lien, Warrants	0.15%

(1)
This information is based on data made available to us as of December 31, 2019. We have no independent ability to verify this information. Some, if not all, portfolio companies are subject to voting agreements with varied voting rights.

(2)
Investments that we have determined are not “qualifying assets” under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. The status of these assets under the 1940 Act is subject to change. We monitor the status of these assets on an ongoing basis. As of December 31, 2019, non-qualifying assets represented approximately 17.04% of our total assets.

(3)	There are governing documents that precludes us from controlling management of the portfolio companies and therefore we disclaim such portfolio companies are controlled companies of us.

(4)
Merx Aviation Finance, LLC and its subsidiaries (“Merx Aviation”) is principally engaged in acquiring and leasing commercial aircraft to airlines. Its focus is on current generation aircraft, held either domestically or internationally. Merx Aviation may acquire fleets of aircraft through securitized, non-recourse debt or individual aircraft. Merx Aviation is not intended to compete with the numerous large lessors but rather to be complementary to them, providing them capital for various transactions. Merx Aviation also may outsource its aircraft servicing requirements to the large lessors that have the global staff necessary to complete such tasks. [See “Risk Factors—Risks Relating to Our Investments” in our most recent Annual Report on Form 10-K, which is incorporated by reference into this prospectus.] The effects of various environmental regulations may negatively affect the aviation industry and some of our portfolio companies in such portfolio companies are controlled companies of us.

DETERMINATION OF NET ASSET VALUE
The NAV per share of our outstanding shares of common stock is determined quarterly by dividing the value of our total assets minus our liabilities by the total number of our shares outstanding, [described in “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Fair Value Measurements” in Part II, Item 7 of our Annual Report on Form 10-K, which is incorporated herein by reference.]
In calculating the value of our total assets, we value investments for which market quotations are readily available at such market quotations if they are deemed to represent fair value. Debt and equity securities that are not publicly traded or whose market price is not readily available or whose market quotations are not deemed to represent fair value are valued at fair value as determined in good faith by or under the direction of our Board of Directors. Market quotations may be deemed not to represent fair value in certain circumstances where AIM reasonably believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security causes current market quotes not to reflect the fair value of the security. Examples of these events could include cases in which material events are announced after the close of the market on which a security is primarily traded, when a security trades infrequently causing a quoted purchase or sale price to become stale or in the event of a “fire sale” by a distressed seller.
If and when market quotations are deemed not to represent fair value, we typically utilize independent third party valuation firms to assist us in determining fair value. Accordingly, such investments go through our multi-step valuation process as described below. In each case, our independent valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such Level 3 categorized assets.
With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

(1)
our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our Investment Adviser responsible for the portfolio investment;

(2)	preliminary valuation conclusions are then documented and discussed with senior management of our Investment Adviser;

(3)
independent valuation firms are engaged by our Board of Directors to conduct independent appraisals by reviewing our Investment Adviser’s preliminary valuations and then making their own independent assessment;

(4)
the Audit Committee of the Board of Directors reviews the preliminary valuation of our Investment Adviser and the valuation prepared by the independent valuation firm and responds, if warranted, to the valuation recommendation of the independent valuation firms;

(5)
the Board of Directors discusses valuations and determines in good faith the fair value of each investment in our portfolio based on the input of our Investment Adviser, the applicable independent valuation firm, and the Audit Committee of the Board of Directors; and

(6)
for Level 3 investments entered into within the current quarter, the cost (purchase price adjusted for accreted original issue discount/amortized premium) or any recent comparable trade activity on the security investment shall be considered to reasonably approximate the fair value of the investment, provided that no material change has since occurred in the issuer’s business, significant inputs or the relevant environment.

Investments are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant:

available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, seniority of investments in the investee company’s capital structure, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market (as the reporting entity) and enterprise values, among other factors. Investments determined by these valuation procedures to have a fair value of less than $1 million during the prior fiscal quarter may be valued based on inputs identified by the Investment Adviser without the necessity of obtaining valuation from an independent valuation firm, if once annually an independent valuation firm using the procedures described herein provides valuation analysis.
Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements incorporated by reference in this prospectus, refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.
Our Board of Directors reviews the accuracy of the valuations of our portfolio investments quarterly and, no less frequently than annually, the adequacy of our policies and procedures regarding valuations and the effectiveness of their implementation.

DIVIDEND REINVESTMENT PLAN
We have adopted a dividend reinvestment plan that provides for reinvestment of our dividend distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.
No action is required on the part of a registered stockholder to have such stockholder’s cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive a dividend in cash by notifying American Stock Transfer and Trust Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator not less than 10 days prior to the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.
Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.
We intend to use primarily newly-issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The Nasdaq Global Select Market on the valuation date for such dividend. Market price per share on that date will be the closing price for such shares on The Nasdaq Global Select Market or, if no sale is reported for such day, at the average of the reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated. Stockholders who do not elect to receive dividends in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend payable to a stockholder.
The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus a 10¢ per share brokerage commission from the proceeds.
Stockholders are subject to U.S. federal income tax on dividends automatically reinvested in additional shares of our common stock. The automatic reinvestment of dividends into shares of our common stock will generally not relieve participants of any U.S. federal, state or local income tax that otherwise would be payable (or required to be withheld) on such dividends. In that event, in the case of newly-issued shares, plan participants will generally be treated as receiving cash in an amount equal to the fair market value of such shares as of the reinvestment date, and such amount would be treated as described under “Certain U.S. Federal Income Tax Considerations.” Accordingly, a shareholder may incur a tax liability even though such shareholder has not received a cash distribution with which to pay the tax.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at P.O. Box 922, Wall Street Station, NY, NY 10269-0560 or by calling the plan administrator’s Interactive Voice Response System at 1-888-777-0324.
The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence, including requests for additional information, concerning the plan should be directed to the plan administrator by mail at American Stock Transfer and Trust Company, 6201 15th Avenue, Brooklyn NY 11219 or by telephone at (718) 921-8200.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, traders in securities that elect mark to market treatment, U.S. stockholders (as defined below) whose “functional currency” is not the U.S. dollar, and persons that will hold shares of our common stock as a position in a “straddle,” “hedge” or other integrated transaction for U.S. federal income tax purposes.
This summary assumes that investors hold our common stock as capital assets (generally property held for investment). The discussion is based upon the Code, Treasury regulations, administrative and judicial interpretations, and other applicable authorities all as in effect as of the date of this prospectus and all of which are subject to differing interpretations or change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”) regarding any matters discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.
This summary does not discuss the consequences of an investment in shares of our preferred stock, debt securities, units, subscription rights, purchase contracts or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities. The tax consequences of such an investment will be discussed in a relevant prospectus supplement and any related free writing prospectus.
A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•
a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia; or

•	a trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source.
A “non-U.S. stockholder” is a beneficial owner of shares of our common stock that is neither a U.S. stockholder nor a partnership for U.S. federal income tax purposes.
If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Any partner of a partnership holding shares of our common stock should consult its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.
Tax matters are very complicated, and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC
As a BDC, we have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to obtain RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income” (determined without regard to the dividends paid deduction), which is generally our ordinary income plus the excess of net short-term capital gains over net long-term capital losses (the “Annual Distribution Requirement”).
Taxation as a RIC
If we qualify as a RIC and satisfy the Annual Distribution Requirement, then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net long-term capital gains in excess of net short-term capital losses) we distribute to stockholders with respect to that year. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.
We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner for each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for that calendar year, (2) 98.2% of our capital gain net income (adjusted for certain ordinary losses) for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). We will not be subject to excise taxes on amounts on which we are required to pay corporate income taxes (such as retained net capital gains).
In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	qualify and have in effect an election to be treated as a BDC under the 1940 Act at all times during each taxable year;

•
derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies, or other income derived with respect to our business of investing in such stock or securities or foreign currencies, and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code) (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•
at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•
no more than 25% of the value of our assets is invested (1) in the securities, other than U.S. Government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (2) in securities of one or more qualified publicly traded partnerships (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.
Gain or loss recognized by us from the sale or exchange of warrants or other securities acquired by us, as well as any loss attributable to the lapse of such warrants, generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant or other security.
Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities.” Moreover, our ability to dispose of assets to meet the Annual Distribution Requirement may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. Alternatively, to satisfy our Annual Distribution Requirement, we may declare a taxable dividend payable in cash or stock at the election of each stockholder. In such case, for federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. See “Taxation of U.S. Stockholders” and “Taxation of Non-U.S. Stockholders” below for tax consequences to stockholders upon receipt of such dividends.
If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year (for example, because we fail the 90% Income Test described above), we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income would be subject to corporate-level federal income tax, reducing the amount available to be distributed to our stockholders. In contrast, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated. See “Election to be Taxed as a RIC” above.
Certain of our investment practices may be subject to special and complex federal income tax provisions that may, among other things, (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (v) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (vi) cause us to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions and (ix) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these provisions and prevent our disqualification as a RIC.
We invest in below investment grade instruments, commonly known as “high yield” instruments. Investments in these types of instruments may present special tax issues. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by us, to the extent necessary, to preserve our status as a RIC and to satisfy the Annual Distribution Requirement.
Except as discussed below under the heading “Failure to Qualify as a RIC,” the remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.
Taxation of U.S. Stockholders

Distributions by us (including distributions pursuant to our dividend reinvestment plan or where stockholders can elect to receive cash or stock) generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock through our dividend reinvestment plan. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends received by us from U.S. corporations and certain qualified foreign corporations, and provided that certain holding period and other requirements are met, such distributions generally will be eligible for a reduced maximum federal income tax rate. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the reduced maximum rate. Distributions of our net capital gain (which is generally our net long-term capital gains in excess of net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to U.S. stockholders as long-term capital gains (currently taxed at a reduced maximum rate in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. stockholder.
Although we currently intend to distribute any net capital gain at least annually, we may in the future decide to retain some or all of our net capital gain, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. The amount of tax that stockholders are treated as having paid and for which they receive a credit may exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”
For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholders will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been paid by us and received by our U.S. stockholders on December 31 of the year in which the dividend was declared.
The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if we issue preferred stock, we intend to allocate capital gain dividends, if any, between our common stock and preferred stock in proportion to the total dividends paid to each class with respect to such tax year.
If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

A U.S. stockholder generally will recognize capital gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The gain or loss will be measured by the difference between the sale price and the stockholder’s tax basis in his, her or its shares. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are acquired (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition, in which case the basis of the shares acquired will be adjusted to reflect the disallowed loss.
In general, individual and other non-corporate U.S. taxable stockholders currently are subject to a reduced maximum federal income tax rate on their net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for a taxable year, including any long-term capital gain derived from an investment in our shares. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the rates applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses against ordinary income for a year, but may carry back such losses for three years or carry forward such losses for five years.
Certain U.S. stockholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a portion of their “net investment income”, which includes dividends received from us and capital gains from the sale or other disposition of our stock.
We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the reduced maximum rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the reduced maximum rate applicable to qualifying dividends.
We may be required to withhold federal income tax (“backup withholding”) from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.
Taxation of Non-U.S. Stockholders
Whether an investment in the shares is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.
Distributions of our “investment company taxable income” to non-U.S. stockholders, subject to the discussion below, will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current or accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to federal income tax at the rates applicable to U.S. stockholders, and we will not be required to withhold federal tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.
Properly reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of our “qualified net interest income” (generally, our U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% owner, reduced by expenses that are allocable to such income) or (ii) are paid in respect of our “qualified short-term gain” (generally, the excess of our net short-term capital gain over our net long-term capital loss for such taxable year). Depending on the circumstances, we may report all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term gain, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for the exemption from withholding for qualified net interest income, a foreign investor would need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or W-8BEN-E or substitute Form). In the case of common shares held through an intermediary, the intermediary may withhold even if we designate the payment as qualified net interest income or qualified short-term gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of our distributions would qualify for favorable treatment as qualified net interest income or qualified short-term gain.
Except as discussed below, actual or deemed distributions of our net capital gain to a non-U.S. stockholder and gains realized by a non-U.S. stockholder upon the sale of our common stock will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States (in which case, such distributions or gains will be subject to federal income tax at the rates applicable to U.S. stockholders).
Withholding at a rate of 30% will be generally required on dividends in respect of our common stock held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, certain information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain United States persons or by certain non-U.S. entities that are wholly or partially owned by United States persons, and to withhold on certain payments. Accordingly, the entity through which our common stock is held will affect the determination of whether such withholding is required. Similarly, dividends in respect of our common stock held by an investor that is a non-financial non-U.S. entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which the payor will in turn be required to provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Non-U.S. stockholders are encouraged to consult with their tax advisers regarding the possible implications of these requirements on their investment in our common stock.
If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed) and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in the shares may not be appropriate for certain non-U.S. stockholders.
A non-U.S. stockholder may be subject to information reporting and backup withholding of federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption.
Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.
Failure to Qualify as a RIC
If we were unable to qualify for treatment as a RIC (for example, because we fail the 90% Income Test described above), we would be subject to federal income tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Subject to certain limitations under the Code, distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for a reduced maximum rate to the extent of our current or accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s adjusted tax basis in our common stock, and any remaining distributions would be treated as a capital gain. Moreover, if we fail to qualify as a RIC in any year, we must pay out our earnings and profits accumulated in that year in order to qualify again as a RIC. If we fail to qualify as a RIC for a period of greater than two taxable years, we would be required to recognize any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a RIC in a subsequent year.

DESCRIPTION OF OUR CAPITAL STOCK
The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.
Capital Stock
As of the date of this prospectus, our authorized capital stock consists of 130,000,000 shares of stock, par value $0.001 per share, all of which is currently designated as common stock. Our common stock is quoted on The Nasdaq Global Select Market under the ticker symbol “AINV.” There are no outstanding options or warrants to purchase our stock, and no stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations. The last reported closing market price of our common stock on May 18, 2020 was $8.84 per share. As of May 18, 2020, we had 46 stockholders of record.
Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and to authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.
The following table sets forth information of our capital stock as of May 18, 2020:

Title of Class of Securities	Amount Authorized	Amount Held by Registrant or for its Account	Amount Outstanding Exclusive of Amount held by Registrant or for its Account
Common stock, par value $0.001 per share	130,000,000	None	65,259,176 shares
Common Stock
All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of Apollo Investment, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Except as may otherwise be specified in our charter, each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that, subject to our bylaws, holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.
Preferred Stock
Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series of preferred stock, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after such issuance and after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock become in arrears by two years or more until the arrears are eliminated. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is material to a cause of action resulting in a final judgment adverse to the director. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate ourselves to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer, and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify and advance expenses to any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor, if any. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
Provisions of the Maryland General Corporation Law and Our Charter and Bylaws
Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock. The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of Apollo Investment or the removal of our directors. In addition to the matters described below, we have adopted other measures pursuant to the Maryland General Corporation Law that may make it difficult for a third party to obtain control of us, including provisions of our charter authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.
Classified Board of Directors
Our Board of Directors is divided into three classes of directors serving staggered three-year terms. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. A classified board of directors may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.
Election of Directors
Our charter provides that the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote in the election of directors will be required to elect a director, unless our bylaws provide otherwise. Our bylaws provide that a nominee for director shall be elected as a director only if such nominee receives the affirmative vote of a majority of the total votes cast for and affirmatively withheld as to such nominee at a meeting of stockholders duly called and at which a quorum is present, unless there is a contested election, in which case, directors will be elected by a plurality of the votes cast.
Number of Directors; Vacancies; Removal
Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than ten. Pursuant to Section 3-802(b) of the Maryland General Corporation Law, we have elected in our charter to be subject to Section 3-804(c) of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, except as may be provided by the Board of

Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.
Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.
Action by Stockholders
Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting unless the charter provides for a lesser percentage (which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made (1) by or at the direction of the Board of Directors or (2) provided that, the special meeting has been called for the purpose of electing directors, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.
The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Calling of Special Meetings of Stockholders
Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.
Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors. The holders of any preferred stock outstanding would have a separate class vote on any conversion to an open-end company.
Our charter and bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.
No Appraisal Rights
Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless the Board of Directors, upon the affirmative vote of a majority of the entire Board of Directors, shall determine that such rights shall apply.
Control Share Acquisitions
We are subject to Subtitle 7 or Title 3 of the Maryland General Corporation Law, the Maryland Control Share Acquisition Act. Our bylaws currently exempt from the Maryland Control Share Acquisition Act acquisitions of our common stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer. The Maryland Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.
The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders’ meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders’ meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.
The Maryland Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.
Our bylaws contain a provision exempting from the Maryland Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Maryland Control Share Acquisition Act only if the Board of Directors determines that it would be in our best interests based on our determination that our being subject to the Maryland Control Share Acquisition Act does not conflict with the 1940 Act.
Business Combinations
We are subject to Subtitle 6 of Title 3 of the Maryland General Corporation Law, the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Pursuant to the Maryland Business Combination Act, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. “Business combinations” include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which the person otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board of directors.
After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.
The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.
Subtitle 8 of Title 3 of the Maryland General Corporation Law
We are subject to Subtitle 8 of Title 3 of the Maryland General Corporation Law. Subtitle 8 permits Maryland corporations with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of the following five provisions: a classified board; a two-thirds stockholder vote requirement for removing a director; a requirement that the number of directors be fixed only by vote of the directors; a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred; and a requirement that the request of the holders of at least a majority of all votes entitled to be cast shall be necessary to call a special meeting of stockholders. Through provisions in our charter and bylaws, some unrelated to Subtitle 8, we already include provisions classifying our Board of Directors in three classes serving staggered three-year terms; require the affirmative vote of the holders of not less than two-thirds of all of the votes entitled to be cast on the matter for the removal of any director from the board, which removal is allowed only for cause; vest in the board the exclusive power to fix the number of directorships, subject to limitations set forth in our charter and bylaws, and fill vacancies; and require the written request of stockholders entitled to cast not less than a majority of all votes entitled to be cast at such meeting to call a stockholder –initiated special meeting.
Conflict with 1940 Act
Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.
Sales of Common Stock Below Net Asset Value
If we seek and receive approval from our stockholders authorizing us, in one or more public or private offerings of our common stock, to sell or otherwise issue shares of our common stock at a price below our then current net asset value (“NAV”) per share, such sale would be subject to the following conditions:

•	a majority of our independent directors who have no financial interest in the sale have approved the sale;

•
a majority of such directors, who are not interested persons of Apollo Investment, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of Apollo Investment of firm commitments to purchase such securities or immediately prior to the sale of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any underwriting commission or discount; and

•	the number of shares sold pursuant to such authority does not exceed 25% of our then outstanding common stock immediately prior to each such sale.
If we seek and receive such approval, there will be no maximum level of discount from NAV at which we may sell shares pursuant to such authority.

DESCRIPTION OF OUR PREFERRED STOCK
In addition to shares of common stock, our charter authorizes the issuance of preferred stock. We may issue preferred stock from time to time, although we have no immediate intention to do so. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement and any related free writing prospectus. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.
The following is a general description of the terms of the preferred stock we may issue from time to time. Particular terms of any preferred stock we offer will be described in the prospectus supplement and any related free writing prospectus relating to such preferred stock.
If we issue preferred stock, it will pay dividends to the holders of the preferred stock at either a fixed rate or a rate that will be reset frequently based on short-term interest rates, as described in a prospectus supplement and any related free writing prospectus accompanying each preferred share offering.
The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution), (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (3) such shares be cumulative as to dividends and have a complete preference over our common stock to payment of their liquidation preference in the event of a dissolution.
For any series of preferred stock that we may issue, our Board of Directors or a committee thereof will determine and the Articles Supplementary and prospectus supplement and any related free writing prospectus relating to such series will describe:

•	the designation and number of shares of such series;

•	the rate, whether fixed or variable, and time at which any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.
All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board of Directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends thereon will be cumulative.

DESCRIPTION OF OUR WARRANTS
The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement and any related free writing prospectus relating to such warrants.
We may issue warrants to purchase shares of our common stock. Such warrants may be issued independently or together with shares of common stock and may be attached or separate from such shares of common stock. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.
A prospectus supplement and any related free writing prospectus will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	the number of shares of common stock issuable upon exercise of such warrants;

•	the price at which and the currency or currencies, including composite currencies, in which the shares of common stock purchasable upon exercise of such warrants may be purchased;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the number of such warrants issued with each share of common stock;

•	if applicable, the date on and after which such warrants and the related shares of common stock will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.
We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.
Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in the best interests of Apollo Investment and its stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES
We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement and any related free writing prospectus relating to that series. The prospectus supplement and any related free writing prospectus may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement and any related free writing prospectus relating to that particular series. We may also issue debt securities privately. Such securities are not subject to the terms described below.
As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and U.S. Bank National Association, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.
Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. See “Incorporation by Reference” and “Available Information” for information on how to obtain a copy of the indenture.
The prospectus supplement and any related free writing prospectus, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•
whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to The City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special U.S. federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;

•
whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange; and

•	any other terms.
The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 150% after each issuance of debt. Unless the prospectus supplement and any related free writing prospectus states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds. [For a discussion of the risks associated with leverage, see “Risk Factors-Risks Relating to Our Business and Structure-Regulations governing our operation as a BDC affect our ability to raise additional capital.” in Part I, Item 1A of our Annual Report on Form 10-K.]
General
The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement and any related free writing prospectus (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.
For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.
The indenture limits the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities”. The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.
The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.
We refer you to the prospectus supplement and any related free writing prospectus for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.
We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Senior Securities
Information about our senior securities (including debt securities and other indebtedness) is shown in the following table as of each year ended March 31 over the past ten fiscal years. The report of our independent registered public accounting firm covering the total amount of senior securities outstanding as of March 31, 2019, 2018, 2017, 2016, 2015, 2014, 2013, 2012, 2011, and 2010 is attached as an exhibit to the registration statement of which this prospectus is a part. [This information about our senior securities should be read in conjunction with our audited financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our most recent Annual Report on Form 10-K, which is incorporated by reference into this prospectus.]

Class and Year	Total Amount Outstanding (1)	Asset Coverage Per Unit (2)	Involuntary Liquidating Preference Per Unit (3)	Estimated Market Value Per Unit (4)
Senior Secured Facility
Fiscal 2019	$	$	$	N/A	(5)
Fiscal 2018	285,216	2,770	-	N/A	(5)
Fiscal 2017	200,923	2,709	-	N/A	(5)
Fiscal 2016	637,904	2,235	-	N/A	(5)
Fiscal 2015	384,648	2,288	-	N/A	(5)
Fiscal 2014	602,261	2,496	-	N/A	(5)
Fiscal 2013	536,067	2,451	-	N/A	(5)
Fiscal 2012	539,337	2,670	-	N/A	(5)
Fiscal 2011	628,443	2,862	-	N/A	(5)
Fiscal 2010	1,060,616	2,671	-	N/A	(5)

Senior Secured Notes
Fiscal 2019	$	$	$	N/A	(6)
Fiscal 2018	16,000	2,770	-	N/A	(6)
Fiscal 2017	16,000	2,709	-	N/A	(6)
Fiscal 2016	45,000	2,235	-	N/A	(6)
Fiscal 2015	270,000	2,288	-	N/A
Fiscal 2014	270,000	2,496	-	N/A
Fiscal 2013	270,000	2,451	-	N/A
Fiscal 2012	270,000	2,670	-	N/A

Class and Year	Total Amount Outstanding (1)	Asset Coverage Per Unit (2)	Involuntary Liquidating Preference Per Unit (3)	Estimated Market Value Per Unit (4)
Fiscal 2011	225,000	2,862	-	N/A
Fiscal 2010	-	-	-	N/A

2042 Notes
Fiscal 2019	$	$		$—
Fiscal 2018	-	-	-	—	(7)
Fiscal 2017	150,000	2,709	-	101.44
Fiscal 2016	150,000	2,235	-	100.04
Fiscal 2015	150,000	2,288	-	99.59
Fiscal 2014	150,000	2,496	-	92.11
Fiscal 2013	150,000	2,451	-	97.43
Fiscal 2012	-	-	-	N/A
Fiscal 2011	-	-	-	N/A
Fiscal 2010	-	-	-	N/A

2043 Notes
Fiscal 2019	$	$		$103.80
Fiscal 2018	150,000	2,770	-	101.36
Fiscal 2017	150,000	2,709	-	104.12
Fiscal 2016	150,000	2,235	-	101.16
Fiscal 2015	150,000	2,288	-	99.74
Fiscal 2014	150,000	2,496	-	89.88
Fiscal 2013	-	-	-	N/A
Fiscal 2012	-	-	-	N/A
Fiscal 2011	-	-	-	N/A
Fiscal 2010	-	-	-	N/A

2025 Notes
Fiscal 2019	$	$	$	N/A
Fiscal 2018	350,000	2,770	-	N/A
Fiscal 2017	350,000	2,709	-	N/A
Fiscal 2016	350,000	2,235	-	N/A
Fiscal 2015	350,000	2,288	-	N/A
Fiscal 2014	-	-	-	N/A
Fiscal 2013	-	-	-	N/A
Fiscal 2012	-	-	-	N/A
Fiscal 2011	-	-	-	N/A
Fiscal 2010	-	-	-	N/A

Convertible Notes
Fiscal 2019	$	$		$—
Fiscal 2018	-	-	-	—
Fiscal 2017	-	-	-	—
Fiscal 2016	-	-	-	—	(8)
Fiscal 2015	200,000	2,235	-	104.43
Fiscal 2014	200,000	2,288	-	106.60
Fiscal 2013	200,000	2,451	-	102.84
Fiscal 2012	200,000	2,670	-	97.81	(9)
Fiscal 2011	200,000	2,862	-	N/A
Fiscal 2010	-	-	-	N/A

Total Debt Securities
Fiscal 2019	$	$	$	N/A
Fiscal 2018	801,216	2,770	-	N/A

Class and Year	Total Amount Outstanding (1)	Asset Coverage Per Unit (2)	Involuntary Liquidating Preference Per Unit (3)	Estimated Market Value Per Unit (4)
Fiscal 2017	866,923	2,709	-	N/A
Fiscal 2016	1,332,904	2,235	-	N/A
Fiscal 2015	1,504,648	2,288	-	N/A
Fiscal 2014	1,372,261	2,496	-	N/A
Fiscal 2013	1,156,067	2,451	-	N/A
Fiscal 2012	1,009,337	2,670	-	N/A
Fiscal 2011	1,053,443	2,862	-	N/A
Fiscal 2010	1,060,616	2,671	-	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4)
Not applicable, except for with respect to the 2042 Notes, the 2043 Notes, and the Convertible Notes, as other senior securities do not have sufficient trading for an average market value per unit to be determined. The average market value per unit for each of the 2042 Notes, the 2043 Notes, and the Convertible Notes is based on the closing daily prices of such notes and is expressed per $100 of indebtedness (including for the 2042 Notes and the 2043 Notes, which were issued in $25 increments).

(5)	[Included in this amount is foreign currency debt obligations as outlined in Note 8 to the financial statements, which are incorporated by reference in this prospectus.]

(6)
On October 4, 2015, the Senior Secured Notes, which had an outstanding principal balance of $225,000, matured and were repaid in full. On September 29, 2016, the Senior Secured Notes, Series A, which had an outstanding principal balance of $29,000, matured and were repaid in full. On October 1, 2018, the Senior Secured Notes, Series B, which had an outstanding principal balance of $16,000, matured and were repaid in full.

(7)
On October 16, 2017, the Company redeemed the entire $150 million aggregate principal amount outstanding of the 2042 Notes in accordance with the terms of the indenture governing the 2042 Notes, before its stated maturity.

(8)	On January 15, 2016, the Convertible Notes, which had an outstanding principal balance of $200,000, matured and were repaid in full.

(9)	Restrictive legends were removed in Fiscal 2012.
Conversion and Exchange
If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement and any related free writing prospectus will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement and any related free writing prospectus.
Issuance of Securities in Registered Form
We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.
We also will have the option of issuing debt securities in non-registered form as bearer securities if we issue the securities outside the United States to non-U.S. persons. In that case, the prospectus supplement and any related free writing prospectus will set forth the mechanics for holding the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities, including the procedures for exchanging the bearer securities for registered securities of the same series, and for receiving notices. The prospectus supplement and any related free writing prospectus will also describe the requirements with respect to our maintenance of offices or agencies outside the United States and the applicable U.S. federal tax law requirements.
Book-Entry Holders
We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement and any related free writing prospectus. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.
Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.
As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders
In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.
Legal Holders
Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.
For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.
When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.
Special Considerations for Indirect Holders
If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices,

•	whether it imposes fees or charges,

•	how it would handle a request for the holders’ consent, if ever required,

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.
Global Securities
As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement and any related free writing prospectus, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.
A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated”. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.
Special Considerations for Global Securities
As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.
If debt securities are issued only in the form of a global security, an investor should be aware of the following:

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An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

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An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of Securities in Registered Form” above.

•	An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

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An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

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The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

•	If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

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An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.

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DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

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Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security will be Terminated
In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “Issuance of Securities in Registered Form” above.
The special situations for termination of a global security are as follows:

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if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security, and we do not appoint another institution to act as depositary within 60 days,

•	if we notify the trustee that we wish to terminate that global security, or

•	if an event of default has occurred with regard to the debt securities represented by that global security and has not been cured or waived; we discuss defaults later under “Events of Default.”
The prospectus supplement and any related free writing prospectus may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement and any related free writing prospectus. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.
Payment and Paying Agents
We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”
Payments on Global Securities
We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described in “Description of our Debt Securities—Special Considerations for Global Securities” above.
Payments on Certificated Securities
We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement and any related free writing prospectus or in a notice to holders against surrender of the debt security.
Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.
Payment When Offices Are Closed
If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement and any related free writing prospectus. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.
Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.
Events of Default
You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.
The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	We do not pay the principal of, or any premium on, a debt security of the series on its due date.

•	We do not pay interest on a debt security of the series within 30 days of its due date.

•	We do not deposit any sinking fund payment in respect of debt securities of the series on its due date.

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We remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.

•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur.

•	Any other Event of Default in respect of debt securities of the series described in the prospectus supplement and any related free writing prospectus occurs.
An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.
Remedies if an Event of Default Occurs
If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.
Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). (Section 315 of the Trust Indenture Act of 1939) If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.
Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	You must give your trustee written notice that an Event of Default has occurred and remains uncured.

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The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.

•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

•	The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.
However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.
Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than

•	the payment of principal, any premium or interest or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.
Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities or else specifying any default.
Merger or Consolidation
Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.

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The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded.

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Under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (i) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture (see “Indenture Provisions—Limitation on Liens” below) without equally and ratably securing the indenture securities or (ii) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance.

•	We must deliver certain certificates and documents to the trustee.

•	We must satisfy any other requirements specified in the prospectus supplement and any related free writing prospectus relating to a particular series of debt securities.
Modification or Waiver
There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval
First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of, or interest on, a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement and any related free writing prospectus) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

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modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.
Changes Not Requiring Approval
The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.
Changes Requiring Majority Approval
Any other change to the indenture and the debt securities would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

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If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.
The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “Description of our Debt Securities—Changes Requiring Your Approval.”

Further Details Concerning Voting
When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

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For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

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For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement and any related free writing prospectus.

•	For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.
Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance—Full Defeasance.”
We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.
Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.
Defeasance
The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement and any related free writing prospectus that the provisions of covenant defeasance and full defeasance will not be applicable to that series.
Covenant Defeasance
Under current United States federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance”. In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “Indenture Provisions—Subordination” below. In order to achieve covenant defeasance, we must do the following:

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If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

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We must deliver to the trustee a legal opinion of our counsel confirming that, under current United States federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.
If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.
Full Defeasance

If there is a change in United States federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

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If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

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We must deliver to the trustee a legal opinion confirming that there has been a change in current United States federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current United States federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

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We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions—Subordination”.
Form, Exchange and Transfer of Certificated Registered Securities
If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form,

•	without interest coupons, and

•	unless we indicate otherwise in the prospectus supplement and any related free writing prospectus, in denominations of $1,000 and amounts that are multiples of $1,000.
Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.
Holders may exchange or transfer their certificated securities at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.
Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement and any related free writing prospectus. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.
If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.
If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.
Resignation of Trustee
Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.
Indenture Provisions—Limitation on Liens
If we issue indenture securities that are denominated as senior debt securities, we covenant in the indenture that neither we nor any of our subsidiaries, if any, will pledge or subject to any lien any of our or their property or assets unless those senior debt securities issued under the indenture are secured by this pledge or lien equally and ratably with other indebtedness thereby secured. There are excluded from this covenant liens created to secure obligations for the purchase price of physical property, liens of a subsidiary securing indebtedness owed to us, liens existing on property acquired upon exercise of rights arising out of defaults on receivables acquired in the ordinary course of business, sales of receivables accounted for as secured indebtedness in accordance with generally accepted accounting principles, certain liens not related to the borrowing of money and other liens not securing borrowed money aggregating less than $500,000.
Indenture Provisions—Subordination
Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.
In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.
Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

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our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.
If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement and any related free writing prospectus will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.
The Trustee under the Indenture
U.S. Bank National Association serves as the trustee under the indenture.
Certain Considerations Relating to Foreign Currencies
Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement and any related free writing prospectus.

DESCRIPTION OF OUR UNITS
As specified in the applicable prospectus supplement and any related free writing prospectus, we may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit may also include debt obligations of third parties, such as U.S. Treasury securities. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security. The prospectus supplement and any related free writing prospectus will describe:

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the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;

•	a description of the terms of any unit agreement governing the units;

•	a description of the provisions for the payment, settlement, transfer or exchange of the units; and

•	whether the units will be issued in fully registered or global form.
The descriptions of the units and any applicable underlying security or pledge or depositary arrangements in this prospectus and in any prospectus supplement and any related free writing prospectus are summaries of the material provisions of the applicable agreements and are subject to, and qualified in their entirety by reference to, the terms and provisions of the applicable agreements, forms of which have been or will be filed as exhibits to the registration statement of which this prospectus forms a part.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS
We may issue subscription rights to our stockholders to purchase common stock or other securities. Subscription rights may or may not be transferable by the person purchasing or receiving the subscription rights. Any subscription rights offered as a combination with other securities would be treated as an offering of our units. See “Description of our Units.” In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement and any related free writing prospectus to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.
The applicable prospectus supplement and any related free writing prospectus would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

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the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•	the title of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof if the price is not a specific dollar amount);

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the ratio of the offering (which, in the case of transferable rights for common stock, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.
Exercise of Subscription Rights
Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of the security being offered at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement and any related free writing prospectus relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement and any related free writing prospectus. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement and any related free writing prospectus relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement and any related free writing prospectus we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement and any related free writing prospectus.

DESCRIPTION OF OUR PURCHASE CONTRACTS
As may be specified in a prospectus supplement and any related free writing prospectus, we may issue purchase contracts obligating holders to purchase from us, and us to sell to the holders, a number of debt securities, shares of common stock or preferred stock, or other securities described in this prospectus or the applicable prospectus supplement and any related free writing prospectus at a future date or dates. The price of the securities or other property subject to the purchase contracts may be fixed at the time the purchase contracts are issued or may be determined by reference to a specific formula described in the purchase contracts. The purchase contracts may require us to make periodic payments to the holders of the purchase contracts. These payments may be unsecured or prefunded on some basis to be specified in the applicable prospectus supplement and any related free writing prospectus.
The applicable prospectus supplement and any related free writing prospectus relating to any purchase contracts will specify the material terms of the purchase contracts and any applicable pledge or depositary arrangements, including one or more of the following:

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The stated amount that a holder will be obligated to pay under the purchase contract in order to purchase debt securities, common stock, preferred stock, or other securities described in this prospectus or the formula by which such amount shall be determined.

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The settlement date or dates on which the holder will be obligated to purchase such securities. The prospectus supplement and any related free writing prospectus will specify whether the occurrence of any events may cause the settlement date to occur on an earlier date and the terms on which an early settlement would occur.

•	The events, if any, that will cause our obligations and the obligations of the holder under the purchase contract to terminate.

•
The settlement rate, which is a number that, when multiplied by the stated amount of a purchase contract, determines the number of securities that we or a trust will be obligated to sell and a holder will be obligated to purchase under that purchase contract upon payment of the stated amount of that purchase contract. The settlement rate may be determined by the application of a formula specified in the prospectus supplement and any related free writing prospectus. If a formula is specified, it may, subject to compliance with the 1940 Act, be based on the market price of such securities over a specified period or it may be based on some other reference statistic.

•
Whether the purchase contracts will be issued separately or as part of units consisting of a purchase contract and an underlying security with an aggregate principal amount equal to the stated amount. Any underlying securities will be pledged by the holder to secure its obligations under a purchase contract.

•
The type of underlying security, if any, that is pledged by the holder to secure its obligations under a purchase contract. Underlying securities may be debt securities, common stock, preferred stock, or other securities described in this prospectus or the applicable prospectus supplement and any related free writing prospectus.

•
The terms of the pledge arrangement relating to any underlying securities, including the terms on which distributions or payments of interest and principal on any underlying securities will be retained by a collateral agent, delivered to us or be distributed to the holder.

•
The amount of the contract fee, if any, that may be payable by us to the holder or by the holder to us, the date or dates on which the contract fee will be payable and the extent to which we or the holder, as applicable, may defer payment of the contract fee on those payment dates. The contract fee may be calculated as a percentage of the stated amount of the purchase contract or otherwise.

The preceding description sets forth certain general terms and provisions of the purchase contracts to which any prospectus supplement and any related free writing prospectus may relate. The particular terms of the purchase contracts to which any prospectus supplement and any related free writing prospectus may relate and the extent, if any, to which the general provisions may apply to the purchase contracts so offered will be described in the applicable prospectus supplement and any related free writing prospectus. To the extent that any particular terms of the purchase contracts described in a prospectus supplement and any related free writing prospectus differ from any of the terms described above, then the terms described above will be deemed to have been superseded by that prospectus supplement and any related free writing prospectus.

REGULATION
We have elected to be treated as a BDC under the 1940 Act and have elected to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities voting as a class. A majority of our outstanding voting securities is defined under the 1940 Act as the lesser of (i) 67% or more of our shares present at a meeting or represented by proxy if more than 50% of our outstanding shares are present or represented by proxy or (ii) more than 50% of our outstanding shares.
We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one registered investment company or invest more than 10% of the value of our total assets in the securities of more than one registered investment company. With regard to that portion of our portfolio invested in securities issued by registered investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of our policies is fundamental, and each may be changed without stockholder approval.
Qualifying Assets
Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

(1)	Securities of an “eligible portfolio company,” purchased in transactions not involving any public offering. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)
is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	satisfies any of the following:

•
does not have any class of securities listed on a national securities exchange or has a class of securities listed on a national securities exchange but has an aggregate market value of outstanding equity of less than $250 million.

•	is controlled by a BDC or a group of companies including a BDC, and the BDC has an affiliated person who is a director of the eligible portfolio company; or

•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2)	Securities of any eligible portfolio company that we control.

(3)
Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities were unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)
Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)
Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.
Managerial Assistance to Portfolio Companies
In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.
Temporary Investments
Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements.
Senior Securities
We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 150% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. [For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to our Business and Structure—Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital” in our most recent Annual Report on Form 10-K, which is incorporated by reference into this prospectus.]
Code of Ethics
We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and we have also approved AIM’s code of ethics that was adopted by it in accordance with Rule 17j-1 and Rule 204A-1 under the Advisers Act. These codes of ethics establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to a code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. For information on how to obtain a copy of each code of ethics, see “Available Information.”
Proxy Voting Policies and Procedures
SEC-registered investment advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the Investment Adviser votes proxies in the best interests of its clients. Registered investment advisers also must maintain certain records on proxy voting. When Apollo Investment does have voting rights, it will delegate the exercise of such rights to AIM. AIM’s proxy voting policies and procedures are summarized below:
In determining how to vote, officers of our Investment Adviser will consult with each other and other investment professionals of Apollo, taking into account the interests of Apollo Investment and its investors as well as any potential conflicts of interest. Our Investment Adviser will consult with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, our Investment Adviser may, if it so elects, resolve it by following the recommendation of a disinterested third party, by seeking the direction of the independent directors of Apollo Investment or, in extreme cases, by abstaining from voting. While our Investment Adviser may retain an outside service to provide voting recommendations and to assist in analyzing votes, our investment adviser will not delegate its voting authority to any third party.
An officer of AIM will keep a written record of how all such proxies are voted. Our Investment Adviser will retain records of (1) proxy voting policies and procedures, (2) all proxy statements received (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast, (4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, our Investment Adviser may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.
Our Investment Adviser’s proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, our Investment Adviser will vote our proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) we find it necessary to vote contrary to our general guidelines to maximize stockholder value or the best interests of Apollo Investment. In reviewing proxy issues, our Investment Adviser generally will use the following guidelines:
Elections of Directors: In general, our Investment Adviser will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company’s board of directors or our investment adviser determines that there are other compelling reasons for withholding our vote, it will determine the appropriate vote on the matter. We may withhold votes for directors that fail to act on key issues, such as failure to: (1) implement proposals to declassify a board of directors, (2) implement a majority vote requirement, (3) submit a rights plan to a stockholder vote or (4) act on tender offers where a majority of stockholders have tendered their shares. Finally, our Investment Adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Independent Registered Public Accounting Firm: We believe that a portfolio company remains in the best position to choose its independent registered public accounting firm, and our Investment Adviser will generally support management’s recommendation in this regard.
Changes in Capital Structure: Changes in a portfolio company’s charter or bylaws may be required by state or federal regulation. In general, our Investment Adviser will cast our votes in accordance with the management on such proposals. However, our Investment Adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.
Corporate Restructurings, Mergers and Acquisitions: We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, our Investment Adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of our interests.
Proposals Affecting Stockholder Rights: We will generally vote in favor of proposals that give stockholders a greater voice in the affairs of a portfolio company and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, our Investment Adviser will balance the financial impact of the proposal against any impairment of stockholder rights as well as of our investment in the portfolio company.
Corporate Governance: We recognize the importance of good corporate governance. Accordingly, our Investment Adviser will generally favor proposals that promote transparency and accountability within a portfolio company.
Anti-Takeover Measures: Our Investment Adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure’s likely effect on stockholder value dilution.
Stock Splits: Our Investment Adviser will generally vote with management on stock split matters.
Limited Liability of Directors: Our Investment Adviser will generally vote with management on matters that could adversely affect the limited liability of directors.
Social and Corporate Responsibility: Our Investment Adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect stockholder value. Our Investment Adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on stockholder value.
Stockholders may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Apollo Investment Corporation, 9 West 57th Street, New York, NY 10019.
Other
We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board of Directors who are not interested persons and, in some cases, prior approval by the SEC.
On March 29, 2016, we received an exemptive order from the SEC permitting us greater flexibility to negotiate the terms of co-investment transactions with certain of our affiliates, including investment funds managed by AIM or its affiliates, subject to the conditions included therein. Under the terms of the Order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must be able to reach certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our Board of Directors’ approved criteria. In certain situations where co-investment with one or more funds managed by AIM or its affiliates is not covered by the Order, the personnel of AIM or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on allocation policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. The Order is subject to certain terms and conditions so there can be no assurance that we will be permitted to co-invest with certain of our affiliates other than in the circumstances currently permitted by regulatory guidance and the Order.
We will be periodically examined by the SEC for compliance with the 1940 Act.
We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to Apollo Investment or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
We and AIM have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and intend to review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We have designated a chief compliance officer to be responsible for administering our compliance policies and procedures.
Compliance with the Sarbanes-Oxley Act of 2002 and The Nasdaq Global Select Market Corporate Governance Regulations
The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.
In addition, The Nasdaq Global Select Market also adopted corporate governance changes to its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT,
REGISTRAR AND TRUSTEE
Our securities are held under a custody agreement by JPMorgan Chase Bank, a global financial services firm. The address of the custodian is: 270 Park Avenue, New York, NY 10017. American Stock Transfer and Trust Company will act as our transfer agent, dividend paying agent and registrar. The principal business address of American Stock Transfer & Trust Company is: 6201 15th Avenue, Brooklyn, NY 11219, telephone number: (718) 921-8200. U.S. Bank National Association will act as the trustee. The principal business address of U.S. Bank National Association is: Global Corporate Trust Services, 100 Wall Street, New York, NY 10005.

BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. From the commencement of our operations through March 31, 2020, we have not paid any brokerage commissions. Subject to policies established by our Board of Directors, our Investment Adviser is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Investment Adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Investment Adviser generally seeks reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Investment Adviser may select a broker based partly upon brokerage or research services provided to the Investment Adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Investment Adviser determines in good faith that such commission is reasonable in relation to the services provided.

PLAN OF DISTRIBUTION
We may sell the securities in any of three ways (or in any combination): (a) through underwriters or dealers; (b) directly to a limited number of purchasers or to a single purchaser; or (c) through agents. The securities may be sold “at-the-market” to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement and any related free writing prospectus will set forth the terms of the offering of such securities, including:

•	the name or names of any underwriters, dealers or agents and the amounts of securities underwritten or purchased by each of them;

•	the offering price of the securities and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to dealers; and

•	any securities exchanges on which the securities may be listed.
In addition, pursuant to the terms of certain applicable registration rights agreements entered into by us, or that we may enter into in the future, certain holders of our securities may resell securities under this prospectus and as described in any related prospectus supplement and any related free writing prospectus.
Any offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.
If underwriters are used in the sale of any securities, the securities will be acquired by the underwriters for their own accounts and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, the underwriters’ obligations to purchase the securities will be subject to certain conditions precedent. The underwriters will be obligated to purchase all of the securities if they purchase any of the securities.
We may sell the securities through agents from time to time. The prospectus supplement and any related free writing prospectus will name any agent involved in the offer or sale of the securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.
To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement and any related free writing prospectus.
If so indicated in the applicable prospectus supplement and any related free writing prospectus, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement and any related free writing prospectus, and the prospectus supplement and any related free writing prospectus will set forth the commission payable for solicitation of such contracts.
Agents and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act of 1933 or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.
We may enter into derivative transactions with third parties or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the prospectus supplement and any related free writing prospectus applicable to those derivatives so indicates, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement and any related free writing prospectus, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement and any related free writing prospectus (or a post-effective amendment). We or one of our affiliates may loan or pledge securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our securities or in connection with a simultaneous offering of other securities offered by this prospectus or otherwise.
In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS
Certain legal matters regarding the securities offered by this prospectus will be passed upon for Apollo Investment by Simpson Thacher & Bartlett LLP, Washington, DC and Miles & Stockbridge P.C., Baltimore, MD. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the applicable prospectus supplement and any related free writing prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
located at , is the independent registered public accounting firm of the Company. audits the Company’s financial statements and the effectiveness of the Company’s internal control over financial reporting, and provides audit related services and tax services.
[The financial statements and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control Over Financial Reporting) incorporated in this Prospectus by reference to the Apollo Investment Corporation Annual Report on Form 10-K for the year ended [ ] and the audited senior securities table included on pages [ ] of this Prospectus for each of the ten years in the period ended [ ], have been so incorporated in reliance on the reports of , an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.]
The consolidated financial statements of Merx Aviation Finance, LLC and subsidiaries as of [ ] and for each of the three years in the period ended [ ] included in this Prospectus have been so included in reliance on the report of , an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
[With respect to the unaudited financial statements of Apollo Investment Corporation for each of the three and nine month periods ended [ ], the three and six month periods ended [ ], and the three month periods ended [ ] incorporated by reference or in this prospectus, reported that they have applied limited procedures in accordance with professional standards for a review of such information. However, their separate reports dated [ ] incorporated by reference states that they did not audit and they do not express an opinion on that unaudited financial statements.] Accordingly, the degree of reliance on their reports on such information should be restricted in light of the limited nature of the review procedures applied. is not subject to the liability provisions of Section 11 of the Securities Act of 1933 for their reports on the unaudited financial statements because the reports are not a “report” or a “part” of the registration statement prepared or certified by within the meaning of Sections 7 and 11 of the Securities Act.

AVAILABLE INFORMATION
We have filed a registration statement with the SEC on Form N-2, including amendments, relating to the securities we are offering. This prospectus does not contain all of the information set forth in the registration statement, including any exhibits and schedules it may contain. For further information concerning us or the securities we are offering, please refer to the registration statement. Statements contained in this prospectus as to the contents of any contract or other document referred to describe the material terms thereof but are not necessarily complete and in each instance reference is made to the copy of any contract or other document filed as an exhibit to the registration statement. Each statement is qualified in all respects by this reference.
We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov.
We maintain a website at www.apolloic.com and we make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through this website. Information contained on our website is not incorporated by reference into this prospectus and should not be considered to be part of this prospectus.
No person is authorized to give any information or represent anything not contained in this prospectus, any accompanying prospectus supplement, any applicable pricing supplement, and any related free writing supplement. We are only offering the securities in places where sales of those securities are permitted. The information contained in this prospectus, any accompanying prospectus supplement, any applicable pricing supplement, and any related free writing supplement, as well as information incorporated by reference, is current only as of the date of that information. Our business, financial condition, results of operations and prospects may have changed since that date.

PART C
OTHER INFORMATION
ITEM 25.    FINANCIAL STATEMENTS AND EXHIBITS
(1) Financial Statements
The following statements of Apollo Investment Corporation (the “Company” or the “Registrant”) have been incorporated by reference in Part A of this Registration Statement:
Annual Audited Financial Statements:
Report of Independent Registered Public Accounting Firm
Statement of Assets and Liabilities as of March 31, 2019 and March 31, 2018
Statement of Operations for the years ended March 31, 2019, March 31, 2018 and March 31, 2017
Statement of Changes in Net Assets for the years ended March 31, 2019, March 31, 2018 and March 31, 2017
Statement of Cash Flows for the years ended March 31, 2019, March 31, 2018 and March 31, 2017
Schedule of Investments as of March 31, 2019 and March 31, 2018
Notes to Financial Statements
Unaudited Quarterly Financial Statements:
Statements of Assets and Liabilities as of December 31, 2019, September 30, 2019, and June 30, 2019
Statements of Operations for the three and nine months ended December 31, 2019 and December 31, 2018, the three and six months ended September 30, 2019 and September 30, 2018, and the three months ended June 30, 2019 and June 30, 2018
Statements of Changes in Net Assets for the three and nine months ended December 31, 2019 and December 31, 2018, the three and six months ended September 30, 2019 and September 30, 2018, and the three months ended June 30, 2019 and June 30, 2018
Statements of Cash Flows for the three and nine months ended December 31, 2019 and December 31, 2018, the three and six months ended September 30, 2019 and September 30, 2018, and the three months ended June 30, 2019 and June 30, 2018
Schedule of Investments as of December 31, 2019, September 30, 2019 and June 30, 2019
Notes to Financial Statements for the quarters ended December 31, 2019, September 30, 2019 and June 30, 2019
Report of Independent Registered Public Accounting Firm for the quarters ended December 31, 2019, September 30, 2019 and June 30, 2019
(2) Financial Statements of Merx Aviation Finance, LLC and subsidiaries
Annual Audited Financial Statements:
Independent Auditor Report
Consolidated Statements of Financial Position as of March 31, 2019 and March 31, 2018
Consolidated Statements of Operations for the years ended March 31, 2019, March 31, 2018 and March 31, 2017
Consolidated Statements of Other Comprehensive Income for the years ended March 31, 2019, March 31, 2018 and March 31, 2017
Consolidated Statements of Changes in Equity for the years ended March 31, 2019, March 31, 2018 and March 31, 2017

Consolidated Statements of Cash Flows for the years ended March 31, 3019, March 31, 2018 and March 31, 2017
Notes to Consolidated Financial Statements

(3) Exhibits

(a)(1)	Articles of Amendment(12)
(a)(2)	Articles of Amendment and Restatement(2)
(b)(2)	Fifth Amended and Restated By-laws(8)
(c)	Not applicable
(d)(1)	Form of Stock Certificate (1)
(d)(2)	Form T-1 Statement of Eligibility of U.S. Bank National Association, as Trustee, with respect to the Form of Indenture for debt securities (*)
(d)(4)	Indenture, dated as of October 9, 2012, between the Company and U.S. Bank National Association, as trustee (6)
(d)(9)	Fourth Supplemental Indenture, dated as of March 3, 2015, relating to the 5.250% Notes due 2025, between the Company and U.S. Bank National Association, as trustee (7)
(d)(10)	Form of 5.250% Notes due 2025 (contained in the Fourth Supplemental Indenture filed as Exhibit (d)(9) hereto) (7)
(e)	Dividend Reinvestment Plan (1)
(f)	Not applicable
(g)	Third Amended and Restated Investment Advisory Management Agreement between Registrant and Apollo Investment Management, L.P. (9)
(h)	Underwriting Agreement*
(i)	Not applicable
(j)	Custodian Agreement (2)
(k)(1)	Form of Transfer Agency and Service Agreement (2)
(k)(2)	Amended and Restated Administration Agreement between Registrant and Apollo Investment Administration, LLC (4)
(k)(3)	Amended and Restated License Agreement between the Registrant and Apollo Management, L.P. (5)
(k)(4)	Amended and Restated Senior Secured Revolving Credit Agreement (10)
(k)(5)	Fee Offset Agreement, dated as of January 16, 2019 (11)
(l)(1)	Opinion and Consent of Miles & Stockbridge, P.C., special Maryland Counsel for the Registrant (*)
(l)(2)	Opinion and Consent of Simpson Thacher & Bartlett LLP (*)
(m)	Not applicable
(n)(1)	Report of Independent Registered Public Accounting Firm on Financial Statement Schedule (*)
(n)(2)	Independent Registered Public Accounting Firm Consent (*)
(n)(3)	Consent of relating to the consolidated financial statements of Merx Aviation Finance LLC and subsidiaries (*)
(n)(4)	Power of Attorney (13)
(n)(5)	Awareness Letter of Independent Registered Public Accounting Firm (*)
(p)	Not applicable
(q)	Not applicable
(r)(1)	Amended and Restated Code of Ethics for Apollo Investment Corporation (3)
(r)(2)	Code of Ethics of Apollo Investment Management, L.P.(3)

(1)
Incorporated by reference to the corresponding exhibit number to the Registrant’s pre-effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended (333-112591), on Form N-2, filed on March 12, 2004.

(2)
Incorporated by reference to the corresponding exhibit number to the Registrant’s pre-effective Amendment No. 3 to the Registration Statement under the Securities Act of 1933, as amended (333-112591), on Form N-2, filed on April 1, 2004.

(3)
Incorporated by reference to the corresponding exhibit number to the Registrant’s Registration Statement under the Securities Act of 1933, as amended (333-153879), on Form N-2, filed on October 7, 2008.

(4)	Incorporated by reference from the Registrant’s Form 10-K, filed on May 26, 2010.

(5)	Incorporated by reference from the Registrant’s Form 10-K, filed on May 23, 2012.

(6)	Incorporated by reference to Exhibits 4.1, 4.2 and 4.3, as applicable, to the Registrant’s Form 8-K (File No. 814-00646), filed on October 9, 2012.

(7)	Incorporated by reference to Exhibits 4.1, 4.2, 5.1 and 5.2, as applicable, to the Registrant’s Form 8-K (File No. 814-00646), filed on March 3, 2015.

(8)	Incorporated by reference from the Registrant’s Form 8-K, filed on May 18, 2018.

(9)	Incorporated by reference from the Registrant’s Form 8-K, filed on August 10, 2018.

(10)	Incorporated by reference from the Registrant’s Form 8-K, filed on November 20, 2018.

(11)	Incorporated by reference from the Registrant’s Form 10-Q, filed on February 6, 2019.

(12)	Incorporated by reference from the Registrant’s Form 8-K, filed on July 22, 2019.

(13)	Incorporated by reference to the corresponding exhibit number to the Registrant's Registration Statement under the Securities Act of 1933, as amended (333-238518), on Form N-2, filed as May 19, 2020.

*	To be filed, if necessary, by amendment or as an exhibit to a document to be incorporated by reference herein in connection with an offering.
ITEM 26.    MARKETING ARRANGEMENTS
The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference and any information concerning any underwriters for a particular offering will be contained in the prospectus supplement and any related free writing prospectus related to that offering.
ITEM 27.     OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION**
The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration and filing fees	$174,300
Nasdaq Stock Market Listing Fee	$65,000
Printing (other than certificates)	$875,000
Accounting fees and expenses related to the offering	$500,000
Legal fees and expenses related to the offering	$1,000,000
Miscellaneous (e.g. travel) related to the offering	$18,750
Total(1)	$2,633,050

(1) These amounts are estimates.
All of the expenses set forth above shall be borne by the Company.

ITEM 28.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
The following list sets forth each of the companies considered to be “controlled” by us, as defined by the Investment Company Act of 1940, at the date of this prospectus.

Name of Entity and Place of Organization	% of Voting Securities Owned
AIC Asset Management LLC (Delaware)	100%(3)
Dynamic Product Tankers (Prime), LLC (Marshall Islands)	85%(1)
Merx Aviation Finance LLC (Delaware)	100%(1)
Glacier Oil & Gas Corp. (f/k/a Miller Energy Resources, Inc.) (Tennessee)	47%(1)
MSEA Tankers LLC (Marshall Islands)	98%(1)
AIC Pelican Holdings, LLC (Delaware)	100%(2)
AIC Spotted Hawk Holdings, LLC (Delaware)	100%(2)
AIC SHD Holdings, LLC (Delaware)	100%(2)

(1)
This entity is an operating company and is not consolidated for financial reporting purposes. Under the 1940 Act, ASC 946, and the regulations pursuant to Article 6 of Regulation S-X, the Company is precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services to benefit the Company.

(2)
This entity is a wholly-owned special purpose vehicle which only holds investments of the Company and has no other significant assets and liabilities. This entity is consolidated for financial reporting purposes.

(3)	Wholly-owned, non-operational entity.
ITEM 29.    NUMBER OF HOLDERS OF SECURITIES
The following table sets forth the approximate number of record holders of our common stock at May 18, 2020.

Title of Class	Number of Record Holders
Common stock, $0.001 par value per share	46
ITEM 30.    INDEMNIFICATION
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is material to a cause of action resulting in a final judgment adverse to the director or officer. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate ourselves to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer, and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify and advance expenses to any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor, if any. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
The Investment Advisory Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Apollo Investment Management, L.P. (the “Adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Apollo Investment for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Management Agreement or otherwise as an investment adviser of Apollo Investment.
The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Apollo Investment Administration, LLC and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Apollo Investment Administration, LLC’s services under the Administration Agreement or otherwise as administrator for Apollo Investment.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Apollo Investment pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of Apollo Investment in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
ITEM 31.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management.” Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV, as filed with the SEC (SEC File No. 801-62840), and is incorporated herein by reference.
ITEM 32.    LOCATION OF ACCOUNTS AND RECORDS
All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Apollo Investment Corporation, 9 West 57th Street, New York, NY 10019;

(2)	the Transfer Agent, American Stock Transfer and Trust Company, 6201 15th Avenue, Brooklyn, NY 11219;

(3)	the Custodian, JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017;

(4)	the Adviser, Apollo Investment Management, L.P., 9 West 57th Street, New York, NY 10019; and

(5)	the Trustee, U.S. Bank National Association, Global Corporate Trust Services, 100 Wall Street, New York, NY 10005.
ITEM 33.    MANAGEMENT SERVICES
Not Applicable.
ITEM 34.    UNDERTAKINGS
(1) Not applicable.
(2) Not applicable.
(3) If the securities being registered are to be offered to existing shareholders pursuant to warrants or rights, and any securities not taken by shareholders are to be reoffered to the public, an undertaking to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant shall undertake to file a post-effective amendment to set forth the terms of such offering.
(4) The Registrant hereby undertakes:
(a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:
(1)    to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)    to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b), or other applicable SEC rule under the Securities Act, if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and
(3)    to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;
Provided, however, that paragraphs (i), (ii) and (iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by us pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b), or other applicable SEC rule under the Securities Act, that is part of the registration statement;
(b) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;
(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;
(d) that, for the purpose of determining liability under the Securities Act to any purchaser:
(1) if the Registrant is relying on Rule 430B:
(A) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and
(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or
(2) if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) or Rule 497(b), (c), (d), or (e) under the Securities Act, as applicable, as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and
(e) that, for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act; (2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant; (3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
(5) Not applicable
(6) The Registrant undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
(7) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
(8) Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 28th day of May, 2020.
APOLLO INVESTMENT CORPORATION
By:    /s/ Howard T. Widra
    Howard T. Widra
    Chief Executive Officer and Director
Pursuant to the requirements of the Securities Act of 1933, this registration statement on Form N-2 has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ John J. Hannan	Chairman of the Board and Director	May 28, 2020
John J. Hannan

/s/ Howard T. Widra	Chief Executive Officer and Director	May 28, 2020
Howard T. Widra

/s/ Gregory W. Hunt	Chief Financial Officer and Treasurer	May 28, 2020
Gregory W. Hunt	(principal financial and accounting officer)

/s/ Tanner Powell	President	May 28, 2020
Tanner Powell

/s/ Jeanette W. Loeb*	Director	May 28, 2020
Jeanette W. Loeb

/s/ Barbara Matas*	Director	May 28, 2020
Barbara Matas

/s/ Frank C. Puleo*	Director	May 28, 2020
Frank C. Puleo

/s/ R. Rudolph Reinfrank*	Director	May 28, 2020
R. Rudolph Reinfrank

/s/ Carl Spielvogel*	Director	May 28, 2020
Carl Spielvogel

/s/ Elliot Stein, Jr.*	Director	May 28, 2020
Elliot Stein, Jr.

/s/ Bradley J. Wechsler*	Director	May 28, 2020
Bradley J. Wechsler

*By:    /s/ Joseph D. Glatt
        Joseph D. Glatt
as Attorney-in-Fact